UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07185

Morgan Stanley Select Dimensions Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2011

Date of reporting period:	December 31, 2011

Item 1 - Report to Shareholders

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

Annual Report

DECEMBER 31, 2011

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Select Dimensions Investment Series

Table of Contents

Letter to the Shareholders	1

Expense Example	15

Portfolio of Investments:

Money Market	19

Flexible Income	21

Global Infrastructure	37

Growth	40

Focus Growth	43

Multi Cap Growth	45

Mid Cap Growth	47

Financial Statements:

Statements of Assets and Liabilities	50

Statements of Operations	52

Statements of Changes in Net Assets	54

Notes to Financial Statements	60

Financial Highlights	84

Report of Independent Registered Public Accounting Firm	92

Trustee and Officer Information	93

Federal Tax Notice	98

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited)

Dear Shareholder,

Investors faced a number of disappointments in 2011 but the year closed with some encouraging signs. During the year, the global economy looked less robust than many had hoped given the path of past recovery cycles. Investor confidence was further eroded by the deepening European debt crisis and policy makers' struggle to craft a truly decisive solution. Natural disasters and nuclear crisis in Japan disrupted global supply chains, and political strife in the Middle East drove oil prices higher. Political wrangling in the U.S. nearly derailed an increase to the nation's borrowing limit (failure to do so would have resulted in default) and also factored into Standard & Poor's (S&P) decision to downgrade the U.S.'s credit rating. While recession risk in developed markets seemed to be increasing, investors also worried about the potential for aggressive monetary tightening in China to slow its economy too much. Later in the year, however, signs of improvement in some U.S. economic data, a well-received plan for the euro zone, and monetary easing in the emerging markets helped risk assets to rally in the fourth quarter of 2011.

Domestic Equity Overview

The U.S. stock market (as represented by the S&P 500® Index) showed a measure of resiliency despite highly volatile conditions, recovering from earlier losses to finish the year ended December 31, 2011 with a 2.11% gain. In the first half of the year, the U.S. economy was posting disappointing numbers, the European debt crisis was intensifying, and politics became yet another element of uncertainty in an already fragile recovery, as investors worried about the ability of policy makers in the U.S. and Europe to do what was necessary to put their respective economies back on the right track.

Nevertheless, many corporations posted another year of strong profits and better-than-expected earnings. Corporate balance sheets also continued to be healthy with high levels of cash on the books. The S&P 500® Index hit its low for the year in October, but rallied to a stronger finish by year's end. Economic data improved in the fourth quarter of the year, bolstering investor confidence and supporting expectations that the fourth quarter Gross Domestic Product (GDP) growth rate could be above 3 percent (annualized).

In the U.S. equity market, large-cap stocks outperformed mid- and small-cap stocks, and growth stocks surpassed value stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

Fixed Income Overview

Investors' preference for the relative safety of bonds helped bonds outperform equities for the year ended December 31, 2011 (as measured by the Barclays Capital U.S. Aggregate Index, which was up 7.84%, and the S&P 500® Index, which rose 2.11%). The Federal Reserve's second round of quantitative easing (QE2),

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators, the Federal Open Market Committee (FOMC) announced in September that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates, in an attempt to keep borrowing costs down. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

Treasury bonds performed strongly during the period as risk-averse investors continued to prefer the relative safety of Treasuries, even with default fears intensifying during the debt ceiling debate in Congress and S&P's downgrade. The agency mortgage sector underperformed Treasuries with similar durations. The sector came under pressure as the Federal Housing Finance Agency (FHFA) and the government-sponsored entities (Fannie Mae and Freddie Mac) announced changes to the Home Affordable Refinance program (HARP) to help borrowers re-finance. After spreads versus Treasuries narrowed earlier in the year, the investment-grade corporate sector suffered in the second half of the year amid the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Conditions for the money markets remained challenging, as yields on the short end of the curve remained anchored by the Fed's near-zero interest rate policy. The Fed indicated in its August 2011 statement that it may continue to maintain its federal funds target rate near zero through mid-2013. The money markets were also disrupted during the period by concerns about U.S. money funds' exposure to European banks' commercial paper.

International Equity Overview

While the U.S. equity market finished the year essentially flat, many international markets posted declines for the year ended December 31, 2011. The MSCI EAFE Index, a measure of developed market equities (excluding the U.S.), fell 12.14% and the MSCI Emerging Markets Index, declined 18.42% for the year ended December 31, 2011.

European markets were hurt by headlines coming out of the debt crisis. Greece appeared on the verge of insolvency and some feared that Italy would be next. Exposure to euro-zone debt made European banks, particularly those in France (a so-called "core" country) look vulnerable, and S&P warned in December of a potential downgrade of all euro zone member countries. Summits throughout the year yielded some quick fixes and the plan announced later in the year was especially well received, but still fell short of addressing some of the major issues. Elsewhere, emerging markets felt the impact of problems in the developed world and heightened risk aversion among investors contributed to volatility in emerging market asset prices. In Japan, the earthquake, tsunami, and nuclear disaster, coupled with a strong yen, kept share prices depressed.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2011, Select Dimensions – Money Market Portfolio had net assets of approximately $84 million with an average portfolio maturity of 18 days. For the seven-day period ended December 31, 2011, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and – 0.41% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.41% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and – 0.41% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2011, the Portfolio's Class X shares returned 0.01%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2011, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and – 0.66% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.66% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and – 0.66% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2011, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We remained cautious in our management of the portfolio throughout the period. We remain quite comfortable in our conservative approach to managing our money market funds. Our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of our funds has put us in a favorable position to respond to market uncertainty. We expect to maintain conservative, liquid and short weighted average maturity (WAM) and weighted average life (WAL) portfolios, and continue to selectively, and prudently, look for opportunities in the market to take advantage of the positioning of our portfolios. With the continued volatility and uncertainty in the market we believe we remain positioned extremely well for this environment.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

With the market continuing to focus on events in Europe and the health of European banks, wholesale funding conditions remained challenged and LIBOR levels continued to increase. As such, we focused most of our investment activity on the short end of the money market curve, primarily in the one through three month sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Flexible Income Portfolio

For the 12-month period ended December 31, 2011, Select Dimensions – Flexible Income Portfolio Class X shares produced a total return of 4.48%, underperforming the Barclays Capital Intermediate U.S. Government/Credit Index (the "Index"), which returned 5.80%. For the same period, the Portfolio's Class Y shares returned 4.20%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's allocation to high yield corporate debt, a sector not represented in the Index, was the primary detractor from performance. High yield corporate spreads ended the period almost 150 basis points wider after tightening about 80 basis points in the first quarter. An allocation to emerging markets debt also

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	4.48%	2.14%	4.79%	3.84%
Class Y	4.20%	1.86%	4.53%	3.11%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

hurt performance. Risky assets, including high yield corporate debt and emerging markets debt, performed well in the first few months of the year but underperformed considerably in the second half of the year due to concerns about the European sovereign debt crisis and a slowdown in global growth.

The Portfolio's interest rate positioning was additive to relative performance, however. The Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the short and intermediate parts of the yield curve. This trade was unwound profitably in the third quarter.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the 12-month period ended December 31, 2011, Select Dimensions – Global Infrastructure Portfolio Class X shares produced a total return of 15.81%, outperforming the Dow Jones Brookfield Global Infrastructure Index (the "Index"), which returned 13.75%, and the S&P Global BMI Index, which returned –7.72%. For the same period, the Portfolio's Class Y shares returned 15.56%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	15.81%	3.36%	7.04%	9.14%
Class Y	15.56%	3.11%	6.77%	2.50%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

Infrastructure shares appreciated 13.75% during 2011, as measured by the Index. Among the major infrastructure sectors, the gas midstream, pipeline companies, and transmission and distribution sectors exhibited relative outperformance, while the toll road, European regulated utilities, and communications sectors underperformed the Index. Gas distribution utilities performed in-line with the Index for the year. Among the smaller sectors, the water sector exhibited modest relative underperformance, and the ports and airport sectors exhibited relative underperformance.

For the year ended December 31, 2011, the Portfolio realized favorable performance from both bottom-up stock selection and top-down allocation, with bottom-up stock selection being the more significant driver of outperformance. From a bottom-up perspective, stock selection was particularly favorable in the toll roads, gas distribution utilities sectors, and European regulated utilities, and stock selection in all sectors was favorable or neutral aside from slight underperformance in the communications sector. From a top-down perspective, our positioning was favorable in all sectors except for underweights to the gas midstream and transmission and distribution sectors.

Concerning the broader equity markets, 2011 was characterized by significant equity market (and credit market outside North America) volatility brought on by investor uncertainty over the health of credit/lending markets, national banking systems, and government fiscal balance sheets across the globe, and the potential for credit market and balance sheet weakness to put significant pressure on various national economies. While no region was spared entirely, the U.S. equity markets outperformed their regional counterparts, with meaningful declines in the European and Asia Pacific stock markets.

Despite broader macroeconomic uncertainty, operating trends within infrastructure remained quite resilient in 2011 and were the primary cause for infrastructure stock outperformance relative to the broader global equity markets, as measured by the MSCI World Index. Favorable operating fundamentals spanned most infrastructure sectors in 2011 but were most readily apparent in the energy infrastructure category in North America, where the buildout of new long-haul pipelines for crude oil transportation and gathering and processing networks associated with natural gas and natural gas liquids (NGLs) continued to be robust. Backlog for projects associated with this area of infrastructure extends out for the next several years, and the medium- to longer-term attractiveness of this sector was underscored by a number of merger and acquisition (M&A) transactions that occurred within the sector in 2011. Another area of robust growth in 2011 was communications, where wireless phone providers struggled to keep up with the ever-increasing demand brought on by incremental smartphone usage. While this increased demand did not translate into stock outperformance for our wireless tower companies in the past year, this incremental demand has only reinforced what is already a multi-year backlog of equipment enhancements and new tower builds needed to

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

meet wireless carrier needs. It is worth pointing out that despite significant share price underperformance in 2011 of companies in the ports and airport infrastructure sectors, operating trends even for these companies were favorable, with most companies reporting year-over-year volume growth and price/tariff increases.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long-terms, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and intrinsic value growth prospects. Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the communications, gas distribution, toll roads, and pipeline companies sectors, and an underweighting to companies in the transmission and distribution, gas midstream, and European regulated utilities sectors.

Looking toward 2012, we are most positive regarding our positions in Asia in the utility (particularly gas distribution) and toll road sectors, which we believe have the most favorable risk-return characteristics in our investment universe and possess a compelling combination of meaningful discounts to intrinsic value and strong growth outlooks. We believe operating results for companies in these two sectors should remain favorable despite the potential for a more moderate growth trajectory in China. We are also favorable on companies within the communications sector, which while trading at more modest discounts than our overweight positions in Asia, in our view continue to possess very resilient secular fundamental trends and may produce sustainable cash flow growth that is not currently fully reflected in share prices. For energy infrastructure, while we believe fundamental trends will remain strong in the coming year, we are more cautious on valuations, in particular in the midstream sector, where we believe near-term valuation levels are stretched relative to historical levels. Due to these stretched near-term valuation levels and operating fundamentals that are more sensitive to volume and end-product pricing relative to the pipeline sector, our preference is to favor pipelines. For electricity transmission and distribution and gas distribution utilities in North America, we find current valuations less favorable, but acknowledge the appeal of these companies among certain investors looking for safety in an uncertain macroeconomic environment. Finally, we expect to remain selective in the European regulated utility sector due to ongoing regulatory risk, in particular for those utilities in continental Europe.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Growth Portfolio

For the 12-month period ended December 31, 2011, Select Dimensions – Growth (formerly Capital Growth) Portfolio Class X shares produced a total return of –3.39%, underperforming the Russell 1000® Growth Index (the "Index"), which returned 2.64%. For the same period, the Portfolio's Class Y shares returned –3.59%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's relative underperformance was led by stock selection in the financial services sector. Within the sector, out-of-benchmark exposures to a Brazilian securities exchange operator and a global property, power, and infrastructure asset management company based in Canada, were among the weakest-performing holdings, as was a discount securities brokerage firm. Stock selection in the consumer discretionary sector also detracted from relative performance, led lower by a video streaming service, an online retailer, and a South African diversified media company (not represented in the Index). Within the energy sector, performance was dampened by positions in an oil and gas production

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	–3.39%	4.43%	3.93%	6.63%
Class Y	–3.59%	4.17%	3.67%	–0.14%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

company and a solar power systems manufacturer, as well as the Portfolio's lack of exposure to integrated oil companies, a group which performed well during the period.

However, the technology sector was the main positive contributor to performance. The sector was led by a personal computer, mobile communications, and media devices manufacturer and a Chinese internet search provider (which is not represented in the Index). The health care sector also added to relative gains, due to favorable stock selection and an underweight allocation in the sector. Within the sector, holdings in medical equipment and pharmaceuticals stocks contributed to performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Focus Growth Portfolio

For the 12-month period ended December 31, 2011, Select Dimensions – Focus Growth Portfolio Class X shares produced a total return of –5.76%, underperforming the Russell 1000® Growth Index (the "Index"), which returned 2.64%. For the same period, the Portfolio's Class Y shares returned –5.97%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	–5.76%	4.23%	3.76%	8.65%
Class Y	–5.97%	3.97%	3.50%	–0.47%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

charges by your insurance company. Such costs would lower performance.

Stock selection in the consumer discretionary sector detracted most from relative performance during the period. A video streaming service, an online retailer, and a South African diversified media company (not represented in the Index) were the most detrimental holdings in the sector. Stock selection in the energy sector had unfavorable results as well. Within the sector, performance was dampened by positions in a crude oil producer and an energy equipment provider, as well as the Portfolio's lack of exposure to integrated oil companies, a group which performed well during the period. Stock selection in the financial services sector also hurt performance. Holdings in a Brazilian securities exchange operator and a global property, power, and infrastructure asset management company based in Canada (neither of which are represented in the Index) were among the weakest performers in the sector.

However, the technology sector was the main positive contributor to performance. The sector was led by a personal computer, mobile communications, and media devices manufacturer and a Chinese internet search provider (which is not represented in the Index).

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Multi Cap Growth Portfolio

For the 12-month period ended December 31, 2011, Select Dimensions – Multi Cap Growth (formerly

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	–7.67%	3.90%	4.56%	3.58%
Class Y	–7.94%	3.64%	4.30%	–4.22%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of January 21, 1997 for Class X and July 24, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

Capital Opportunities) Portfolio Class X shares produced a total return of – 7.67%, underperforming the Russell 3000® Growth Index (the "Index"), which returned 2.18%. For the same period, the Portfolio's Class Y shares returned – 7.94%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The consumer discretionary sector detracted most from relative performance during the period. A video streaming service, an online retailer, and a South African diversified media company (not represented in the Index) were among the weakest-performing holdings. Stock selection in the financial services sector also dampened performance, with negative performance driven by a holding in an independent investment bank and out-of-benchmark exposures to a Brazilian securities exchange operator and a global property, power and infrastructure asset management company based in Canada. Stock selection and an overweight allocation in the materials and processing sector were disadvantageous as well. Two mineral mining companies were the main detractors.

However, the technology sector was the main positive contributor to performance. The sector was led by a personal computer, mobile communications, and media devices manufacturer and a Chinese internet search provider (which is not represented in the Index).

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

Mid Cap Growth Portfolio

For the 12-month period ended December 31, 2011, Select Dimensions — Mid Cap Growth Portfolio Class X shares produced a total return of – 6.97%, underperforming the Russell Midcap® Growth Index (the "Index"), which returned – 1.65%. For the same period, the Portfolio's Class Y shares returned – 7.18%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection and an underweight allocation in the consumer discretionary sector detracted from relative performance. Holdings in a video streaming service, an online travel booking service in China (not represented in the Index), and a South African diversified media company (also not represented in the Index) were the main laggards in the sector. The technology sector was also detrimental to relative performance during the period, due to stock selection and an overweight allocation in the sector. A number of holdings in the computer services, software, and systems industry drove underperformance in the sector. Stock selection in the materials and processing sector was disadvantageous as well, primarily due to the lagging performance of several mining companies.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	–6.97%	4.83%	7.59%	9.88%
Class Y	–7.18%	4.57%	7.32%	2.39%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

In contrast, the utilities sector was the main positive contributor to relative returns during the period. Within the sector, the Portfolio held only two stocks and both posted gains during the period. The health care sector also added to relative gains, due to favorable stock selection and a slight overweight in the sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Arthur Lev
President and Principal Executive Officer

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2011 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/11 – 12/31/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2011 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (0.01% return)	$1,000.00	$1,000.10	$0.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.37	$0.71
Class Y
Actual (0.01% return)	$1,000.00	$1,000.10	$0.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.37	$0.71

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.14% and 0.14% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.60% and 0.85% for Class X and Class Y shares, respectively.

Flexible Income

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (1.00% return)	$1,000.00	$1,010.00	$5.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.26	$6.01
Class Y
Actual (0.84% return)	$1,000.00	$1,008.40	$7.24
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.00	$7.27

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.18% and 1.43% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (3.22% return)	$1,000.00	$1,032.20	$5.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.36	$5.90
Class Y
Actual (3.09% return)	$1,000.00	$1,030.90	$7.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.10	$7.17

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.16% and 1.41% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2011 (unaudited) continued

Growth Portfolio

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (-11.43% return)	$1,000.00	$885.70	$4.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.21	$5.04
Class Y
Actual (-11.52% return)	$1,000.00	$884.80	$5.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.95	$6.31

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.99% and 1.24% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Focus Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (-12.91% return)	$1,000.00	$870.90	$3.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.27	$3.97
Class Y
Actual (-13.05% return)	$1,000.00	$869.50	$4.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.01	$5.24

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.78% and 1.03% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (-11.92% return)	$1,000.00	$880.80	$5.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.95	$6.31
Class Y
Actual (-12.03% return)	$1,000.00	$879.70	$7.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.69	$7.58

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.24% and 1.49% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example ■ December 31, 2011 (unaudited) continued

Mid Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (-16.53% return)	$1,000.00	$834.70	$4.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.82	$4.43
Class Y
Actual (-16.62% return)	$1,000.00	$833.80	$5.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.56	$5.70

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.87% and 1.12% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market

Portfolio of Investments ■ December 31, 2011

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (52.7%)
$15,000	Bank of Nova Scotia, (dated 12/30/11; proceeds $15,000,050; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 8.00% due 11/15/21; valued at $15,300,007)	0.03%	01/03/12	$15,000,000
9,075	BNP Paribas Securities Corp., (dated 12/30/11; proceeds $9,075,030; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 4.50% due 11/15/15; valued at $9,256,553)	0.03	01/03/12	9,075,000
5,000	ING Financial Markets LLC, (dated 12/30/11; proceeds $5,000,017; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.23% - 3.34% due 07/01/19 - 10/01/33; valued at $5,150,035)	0.03	01/03/12	5,000,000
15,000	TD Securities USA LLC, (dated 12/30/11; proceeds $15,000,017; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 3.88% due 04/15/29; valued at $15,300,158)	0.01	01/03/12	15,000,000
	Total Repurchase Agreements (Cost $44,075,000)			44,075,000
	Commercial Paper (25.1%)
	International Banks
4,000	ABN Amro Funding USA LLC (a)	0.52 - 0.61	01/26/12 - 01/31/12	3,998,201
4,000	Deutsche Bank Financial LLC	0.25	01/05/12	3,999,861
4,000	ING US Funding LLC	0.15	01/05/12	3,999,917
2,000	Nordea North America, Inc.	0.52	03/15/12	1,997,854
3,000	Oversea Chinese Banking	0.43	01/17/12 - 01/19/12	2,999,367
1,000	UOB Funding LLC	0.41	01/09/12	999,899
3,000	Westpac Securities NZ Ltd. (a)	0.43	02/03/12	2,998,810
	Total Commercial Paper (Cost $20,993,909)			20,993,909

See Notes to Financial Statements

Money Market

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Certificates of Deposit (10.1%)
	International Banks
$3,500	Skandin Ens Banken	0.38%	02/03/12	$3,500,000
3,000	Sumitomo Mitsui Banking Corp.	0.21	01/12/12	3,000,000
2,000	Svenska Handelsbanken AB	0.39 - 0.55	02/06/12 - 04/16/12	2,000,019
	Total Certificates of Deposit (Cost $8,500,019)			8,500,019

		COUPON RATE(b)	DEMAND DATE(c)
	Floating Rate Notes (10.2%)
	International Banks
2,000	ANZ National International Ltd. (a)	0.61%	03/12/12	06/12/12	2,000,000
3,000	Barclays Bank PLC	0.48	02/06/12	11/05/12	3,000,000
2,500	Royal Bank of Canada	0.51	02/27/12	02/27/12	2,500,000
1,000	Westpac Banking Corp.	0.62	04/05/12	07/05/12	1,000,000
	Total Floating Rate Notes (Cost $8,500,000)				8,500,000
	Tax-Exempt Instruments
	Weekly Variable Rate Bond (3.6%)
3,000	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E (Cost $3,000,000)	0.09	01/06/12	10/01/48	3,000,000
	Total Investments (Cost $85,068,928)			101.7%	85,068,928
	Liabilities in Excess of Other Assets			(1.7)	(1,433,440)
	Net Assets			100.0%	$83,635,488

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Rate shown is the rate in effect at December 31, 2011.

  (c)  Date of next interest rate reset.

MATURITY SCHEDULE†

1 - 30 Days	75%
31 - 60 Days	18
61 - 90 Days	5
91 - 120 Days	2
100%

†  As a percentage of total investments.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (65.8%)
	Australia (2.3%)
	Basic Materials
$35	FMG Resources August 2006 Pty Ltd. (a)	6.375%	02/01/16	$34,125
160	FMG Resources August 2006 Pty Ltd. (a)	6.875	02/01/18	154,000
				188,125
	Communications
40	Telstra Corp., Ltd. (a)	4.80	10/12/21	42,505
	Consumer, Cyclical
35	Wesfarmers Ltd. (a)	2.983	05/18/16	35,314
	Consumer, Non-Cyclical
45	Woolworths Ltd. (a)	4.00	09/22/20	46,512
	Finance
50	Dexus Diversified Trust/Dexus Office Trust (a)	5.60	03/15/21	50,902
100	National Australia Bank Ltd. (a)	3.375	07/08/14	105,394
75	WEA Finance LLC (a)	4.625	05/10/21	73,750
				230,046
	Total Australia			542,502
	Belgium (0.1%)
	Consumer, Non-Cyclical
34	Delhaize Group SA	5.70	10/01/40	35,028
	Brazil (0.9%)
	Basic Materials
50	Vale Overseas Ltd.	5.625	09/15/19	55,330
5	Vale Overseas Ltd.	6.875	11/10/39	5,752
				61,082
	Consumer, Non-Cyclical
75	JBS USA LLC/JBS USA Finance, Inc.	11.625	05/01/14	85,219
	Energy
55	Petrobras International Finance Co.	5.75	01/20/20	59,131
	Total Brazil			205,432
	Canada (0.6%)
	Basic Materials
120	Nova Chemicals Corp.	8.375	11/01/16	131,400
	Cayman Islands (0.1%)
	Energy
30	Transocean, Inc.	6.375	12/15/21	31,946

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		France (0.7%)
		Communications
$15		France Telecom SA	8.50%		03/01/31	$21,448
40		Vivendi SA (a)	6.625		04/04/18	45,520
						66,968
		Finance
50		BNP Paribas SA	5.00		01/15/21	48,211
		Industrials
40		Lafarge SA (a)	6.20		07/09/15	40,739
		Total France				155,918
		Germany (0.3%)
		Communications
25		Deutsche Telekom International Finance BV	8.75		06/15/30	34,965
		Consumer, Cyclical
30		Daimler Finance North America LLC	7.30		01/15/12	30,056
		Total Germany				65,021
		Israel (0.3%)
		Consumer, Non-Cyclical
80		Teva Pharmaceutical Finance IV BV	3.65		11/10/21	81,539
		Italy (0.5%)
		Communications
25		Telecom Italia Capital SA	6.999		06/04/18	23,402
		Utilities
100		Enel Finance International N.V. (a)	5.125		10/07/19	89,473
		Total Italy				112,875
		Luxembourg (1.1%)
		Basic Materials
40		ArcelorMittal	9.85		06/01/19	44,548
		Communications
95		Intelsat Jackson Holdings SA	9.50		06/15/16	99,512
–	(b)	Intelsat Luxembourg SA	11.50	(c)	02/04/17	274
						99,786
		Technology
120		Sensata Technologies BV (a)	6.50		05/15/19	119,100
		Total Luxembourg				263,434

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Mexico (0.4%)
	Consumer, Non-Cyclical
$100	Grupo Bimbo SAB de CV (a)	4.875%	06/30/20	$106,340
	Netherlands (0.3%)
	Finance
75	Aegon N.V.	4.625	12/01/15	77,822
	New Zealand (0.4%)
	Industrials
140	Pactiv Corp.	7.95	12/15/25	95,200
	Spain (1.0%)
	Communications
45	Telefonica Europe BV	8.25	09/15/30	49,614
	Finance
100	BBVA US Senior SAU	3.25	05/16/14	94,775
30	Santander Holdings USA, Inc.	4.625	04/19/16	28,837
				123,612
	Utilities
75	Iberdrola Finance Ireland Ltd. (a)	5.00	09/11/19	73,367
	Total Spain			246,593
	Switzerland (0.7%)
	Finance
65	ABB Treasury Center USA, Inc. (a)	2.50	06/15/16	65,428
70	Credit Suisse	5.40	01/14/20	66,127
5	Credit Suisse	6.00	02/15/18	4,937
				136,492
	Industrials
25	Holcim US Finance Sarl & Cie SCS (a)	6.00	12/30/19	25,802
	Total Switzerland			162,294
	United Kingdom (2.8%)
	Communications
100	Sable International Finance Ltd. (a)	7.75	02/15/17	100,500
100	Virgin Media Finance PLC, Series 1	9.50	08/15/16	112,750
30	WPP Finance 2010 (a)	4.75	11/21/21	29,840
100	WPP Finance UK	8.00	09/15/14	111,459
				354,549

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Finance
$65	Barclays Bank PLC	6.75%	05/22/19	$72,166
30	HSBC Holdings PLC	5.10	04/05/21	31,937
120	Nationwide Building Society (a)	6.25	02/25/20	119,249
				223,352
	Industrials
100	BAA Funding Ltd. (a)	4.875	07/15/21	103,090
	Total United Kingdom			680,991
	United States (53.3%)
	Basic Materials
40	Barrick North America Finance LLC	4.40	05/30/21	43,404
70	Boise Paper Holdings LLC/Boise Finance Co.	9.00	11/01/17	75,600
65	Georgia-Pacific LLC	8.875	05/15/31	89,585
45	International Paper Co.	7.50	08/15/21	55,646
200	JMC Steel Group (a)	8.25	03/15/18	196,000
36	Lyondell Chemical Co.	8.00	11/01/17	39,510
15	MeadWestvaco Corp.	7.375	09/01/19	17,452
70	Solutia, Inc.	8.75	11/01/17	76,825
				594,022
	Communications
30	CBS Corp.	8.875	05/15/19	38,587
140	CCO Holdings LLC/CCO Holdings Capital Corp.	6.50	04/30/21	142,450
30	CenturyLink, Inc.	6.45	06/15/21	30,108
105	Cincinnati Bell, Inc.	8.375	10/15/20	105,000
140	CommScope, Inc. (a)	8.25	01/15/19	140,700
95	Cricket Communications, Inc.	7.75	10/15/20	83,362
180	CSC Holdings LLC	8.625	02/15/19	208,350
65	DISH DBS Corp.	6.625	10/01/14	69,713
100	DISH DBS Corp.	6.75	06/01/21	108,250
30	Earthlink, Inc.	8.875	05/15/19	27,750
80	EH Holding Corp. (a)	7.625	06/15/21	84,400
15	Expedia, Inc.	5.95	08/15/20	15,152
145	inVentiv Health, Inc. (a)	10.00	08/15/18	133,400
50	NBC Universal Media LLC	5.15	04/30/20	55,764
70	Sprint Capital Corp.	6.90	05/01/19	57,925
15	Time Warner, Inc.	4.875	03/15/20	16,282
30	Time Warner, Inc.	5.875	11/15/16	34,664
65	Verizon Communications, Inc.	6.35	04/01/19	79,321
110	Windstream Corp. (a)	7.50	06/01/22	110,000

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$30	Windstream Corp.	7.75%		10/01/21	$30,900
100	Windstream Corp.	7.875		11/01/17	108,750
120	XM Satellite Radio, Inc. (a)	7.625		11/01/18	126,600
					1,807,428
	Consumer, Cyclical
75	AmeriGas Partners LP/AmeriGas Finance Corp.	6.50		05/20/21	74,063
70	Ameristar Casinos, Inc.	7.50		04/15/21	72,450
80	Caesars Entertainment Operating Co., Inc.	10.00		12/15/18	55,200
110	Caesars Entertainment Operating Co., Inc.	11.25		06/01/17	117,287
125	Dana Holding Corp.	6.50		02/15/19	126,875
50	Gap, Inc. (The)	5.95		04/12/21	47,773
65	Home Depot, Inc.	5.875		12/16/36	81,860
30	Hyatt Hotels Corp. (a)	6.875		08/15/19	33,528
15	Ingram Micro, Inc.	5.25		09/01/17	15,470
15	JC Penney Co., Inc.	5.65		06/01/20	14,775
36	JC Penney Corp., Inc.	6.375		10/15/36	30,285
145	Lennar Corp.	6.95		06/01/18	142,100
100	Levi Strauss & Co.	7.625		05/15/20	102,625
140	MGM Resorts International	7.625		01/15/17	134,050
50	QVC, Inc. (a)	7.125		04/15/17	53,250
299	Resort at Summerlin LP, Series B (d)(e)(f)(g)	13.00	(c)	12/15/07	0
30	Tenneco, Inc.	6.875		12/15/20	30,900
105	Tenneco, Inc.	7.75		08/15/18	111,825
70	TRW Automotive, Inc. (a)	8.875		12/01/17	76,300
35	Wal-Mart Stores, Inc.	5.25		09/01/35	42,018
55	Wyndham Worldwide Corp.	5.625		03/01/21	56,892
45	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75		08/15/20	50,175
30	Yum! Brands, Inc.	6.875		11/15/37	38,428
					1,508,129
	Consumer, Non-Cyclical
20	Altria Group, Inc.	9.25		08/06/19	26,894
110	AMERIGROUP Corp.	7.50		11/15/19	113,850
35	Amgen, Inc.	2.50		11/15/16	35,460
15	Amgen, Inc.	3.875		11/15/21	15,168
285	ARAMARK Corp.	8.50		02/01/15	293,550
40	Boston Scientific Corp.	6.00		01/15/20	44,726
35	Bunge Ltd. Finance Corp.	8.50		06/15/19	42,664
60	Cigna Corp.	2.75		11/15/16	59,936
20	ConAgra Foods, Inc.	8.25		09/15/30	25,440
285	Constellation Brands, Inc.	7.25		05/15/17	314,925

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$45	Coventry Health Care, Inc.	5.45%		06/15/21	$50,098
195	Del Monte Corp.	7.625		02/15/19	188,175
60	Fresenius Medical Care US Finance, Inc. (a)	6.50		09/15/18	63,150
45	Gilead Sciences, Inc.	4.50		04/01/21	47,801
125	HCA, Inc.	7.69		06/15/25	111,250
75	Healthsouth Corp.	7.75		09/15/22	74,156
140	IASIS Healthcare LLC/IASIS Capital Corp.	8.375		05/15/19	122,850
135	Kindred Healthcare, Inc.	8.25		06/01/19	114,075
50	Kraft Foods, Inc.	5.375		02/10/20	57,789
50	Life Technologies Corp.	6.00		03/01/20	55,983
30	Quest Diagnostics, Inc.	6.95		07/01/37	37,423
270	RSC Equipment Rental, Inc./RSC Holdings III LLC	8.25		02/01/21	274,725
8	Select Medical Corp.	7.625		02/01/15	7,560
35	Select Medical Holdings Corp.	6.267	(h)	09/15/15	29,575
285	SUPERVALU, Inc.	8.00		05/01/16	295,687
80	Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc.	10.75		08/01/16	85,600
125	TreeHouse Foods, Inc.	7.75		03/01/18	135,625
115	Valeant Pharmaceuticals International (a)	6.50		07/15/16	115,431
85	Valeant Pharmaceuticals International (a)	7.25		07/15/22	82,875
35	Verisk Analytics, Inc.	5.80		05/01/21	37,746
50	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC	7.75		09/15/18	51,313
					3,011,500
	Energy
80	Alpha Natural Resources, Inc.	6.25		06/01/21	78,000
55	Anadarko Petroleum Corp.	6.95		06/15/19	65,758
200	Concho Resources, Inc.	7.00		01/15/21	215,750
155	Denbury Resources, Inc.	9.75		03/01/16	171,663
40	Energy Transfer Partners LP	9.00		04/15/19	47,644
50	EQT Corp.	4.875		11/15/21	50,570
15	EQT Corp.	8.125		06/01/19	17,620
125	Linn Energy LLC/Linn Energy Finance Corp. (a)	6.50		05/15/19	124,688
30	Marathon Petroleum Corp.	5.125		03/01/21	31,397
125	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.25		06/15/22	131,250
95	QEP Resources, Inc.	6.875		03/01/21	102,838
80	Williams Cos., Inc. (The)	7.875		09/01/21	98,632
					1,135,810

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Finance
$255	Ally Financial, Inc.	6.25%	12/01/17	$246,929
215	Ally Financial, Inc.	7.50	09/15/20	217,956
50	Brandywine Operating Partnership LP	4.95	04/15/18	49,284
13	CA FM Lease Trust (a)(d)	8.50	07/15/17	14,262
85	Citigroup, Inc. (See Note 6)	8.50	05/22/19	100,193
70	CNA Financial Corp.	5.75	08/15/21	71,561
20	CNH Capital LLC (a)	6.25	11/01/16	20,700
80	Digital Realty Trust LP	4.50	07/15/15	81,666
125	DPL, Inc. (a)	7.25	10/15/21	135,312
40	General Electric Capital Corp.	5.30	02/11/21	42,836
50	Genworth Financial, Inc.	7.20	02/15/21	45,702
135	Goldman Sachs Group, Inc. (The)	6.15	04/01/18	139,512
35	Harley-Davidson Funding Corp. (a)	6.80	06/15/18	40,958
60	Hartford Financial Services Group, Inc. (See Note 6)	5.50	03/30/20	60,996
75	HCP, Inc.	5.625	05/01/17	79,632
235	Host Hotels & Resorts LP (a)	6.00	10/01/21	241,462
275	International Lease Finance Corp.	8.25	12/15/20	278,437
65	JPMorgan Chase & Co.	4.625	05/10/21	67,380
100	Merrill Lynch & Co., Inc.	6.11	01/29/37	77,308
25	MetLife, Inc.	7.717	02/15/19	31,393
30	NASDAQ OMX Group, Inc. (The)	5.55	01/15/20	30,785
35	Nationwide Financial Services (a)	5.375	03/25/21	34,440
112	NSG Holdings LLC/NSG Holdings, Inc. (a)	7.75	12/15/25	115,360
30	Principal Financial Group, Inc.	8.875	05/15/19	37,404
35	Prudential Financial, Inc., MTN	6.625	12/01/37	38,449
275	Regions Financial Corp.	5.75	06/15/15	265,375
50	Simon Property Group LP	4.125	12/01/21	52,390
215	SLM Corp., MTN	6.25	01/25/16	209,267
60	SLM Corp., MTN	8.00	03/25/20	60,750
40	SunTrust Banks, Inc.	3.50	01/20/17	40,252
75	Ventas Realty LP/Ventas Capital Corp.	4.75	06/01/21	72,521
55	Vornado Realty LP	5.00	01/15/22	55,565
30	Wachovia Corp.	5.625	10/15/16	32,695
60	Wells Operating Partnership II LP	5.875	04/01/18	61,654
55	Willis Group Holdings PLC	4.125	03/15/16	55,914
				3,206,300
	Industrials
40	Bemis Co., Inc.	4.50	10/15/21	42,457
45	Cooper US, Inc.	5.25	11/15/12	46,730
45	CRH America, Inc.	6.00	09/30/16	48,119

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$75	Graphic Packaging International, Inc.	7.875%	10/01/18	$80,250
185	RBS Global, Inc./Rexnord LLC	8.50	05/01/18	197,025
100	Sealed Air Corp. (a)	8.125	09/15/19	110,000
50	Sonoco Products Co.	5.75	11/01/40	53,618
30	Union Pacific Corp.	6.125	02/15/20	36,784
				614,983
	Technology
135	CDW LLC/CDW Finance Corp.	8.50	04/01/19	136,688
11	First Data Corp.	12.625	01/15/21	9,625
45	Hewlett-Packard Co.	4.65	12/09/21	47,573
35	KLA-Tencor Corp.	6.90	05/01/18	40,413
95	SunGard Data Systems, Inc.	7.375	11/15/18	97,731
30	SunGard Data Systems, Inc.	10.625	05/15/15	32,100
20	Xerox Corp.	6.35	05/15/18	22,559
				386,689
	Utilities
40	FirstEnergy Solutions Corp.	6.05	08/15/21	44,470
245	GenOn Americas Generation LLC	8.50	10/01/21	229,687
60	PPL WEM Holdings PLC (a)	3.90	05/01/16	60,204
150	Puget Energy, Inc.	6.50	12/15/20	160,428
				494,789
	Total United States			12,759,650
	Total Corporate Bonds (Cost $15,580,230)			15,753,985
	Sovereign (10.6%)
	Argentina (0.5%)
141	Argentina Bonos	7.00	10/03/15	129,802
	Brazil (1.7%)
200	Banco Nacional de Desenvolvimento, Economico e Social (a)	6.369	06/16/18	225,700
150	Brazilian Government International Bond	5.875	01/15/19	178,125
10	Brazilian Government International Bond	7.125	01/20/37	13,850
	Total Brazil			417,675
	Dominican Republic (0.0%)
5	Dominican Republic International Bond	9.04	01/23/18	6,011

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE	MATURITY DATE	VALUE
		Ghana (0.5%)
	$100	Republic of Ghana (a)	8.50%	10/04/17	$110,000
		Indonesia (1.2%)
	100	Indonesia Government International Bond	7.75	01/17/38	136,000
	100	Indonesia Government International Bond (a)	11.625	03/04/19	148,250
		Total Indonesia			284,250
		Kazakhstan (0.5%)
	100	KazMunayGas National Co. (a)	9.125	07/02/18	117,000
		Mexico (1.8%)
MXN	810	Mexican Bonos	8.00	06/11/20	64,634
	$44	Mexico Government International Bond	5.95	03/19/19	52,514
	20	Mexico Government International Bond	6.05	01/11/40	24,550
	100	Mexico Government International Bond	6.75	09/27/34	130,750
	33	Pemex Project Funding Master Trust	6.625	06/15/35	37,744
	25	Pemex Project Funding Master Trust	6.625	06/15/38	28,562
	60	Petroleos Mexicanos	5.50	01/21/21	65,400
	15	Petroleos Mexicanos	8.00	05/03/19	18,788
		Total Mexico			422,942
		Peru (0.4%)
	40	Peruvian Government International Bond	7.125	03/30/19	50,500
	10	Peruvian Government International Bond	7.35	07/21/25	13,300
	16	Peruvian Government International Bond	8.75	11/21/33	24,480
		Total Peru			88,280
		Russia (1.2%)
	104	Russian Foreign Bond - Eurobond	7.50	03/31/30	120,495
	90	Russian Foreign Bond - Eurobond	12.75	06/24/28	153,900
		Total Russia			274,395
		Turkey (0.7%)
	100	Turkey Government International Bond	6.75	04/03/18	109,625
	17	Turkey Government International Bond	6.875	03/17/36	17,808
	15	Turkey Government International Bond	8.00	02/14/34	17,812
	19	Turkey Government International Bond	11.875	01/15/30	31,185
		Total Turkey			176,430
		Ukraine (0.7%)
	100	Ukraine Government International Bond	6.75	11/14/17	86,500
	100	Ukraine Government International Bond	7.75	09/23/20	87,000
		Total Ukraine			173,500

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Uruguay (0.1%)
$10	Uruguay Government International Bond	8.00%	11/18/22	$13,750
	Venezuela (1.3%)
130	Petroleos de Venezuela SA	8.50	11/02/17	98,345
20	Venezuela Government International Bond	6.00	12/09/20	12,325
150	Venezuela Government International Bond	7.65	04/21/25	93,750
159	Venezuela Government International Bond	9.25	09/15/27	115,673
	Total Venezuela			320,093
	Total Sovereign (Cost $2,283,003)			2,534,128
	Municipal Bonds (1.4%)
35	Chicago, IL, Transit Authority	6.20	12/01/40	39,536
15	City of Chicago, IL, O'Hare International Airport Revenue	6.395	01/01/40	18,423
30	City of New York, NY, Series G-1	5.968	03/01/36	35,736
75	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds	6.184	01/01/34	88,895
	Municipal Electric Authority of Georgia
15		6.637	04/01/57	15,891
20		6.655	04/01/57	20,531
30	New York City Transitional Finance Authority	5.267	05/01/27	37,427
	State of California,
	General Obligation Bonds
40		5.95	04/01/16	45,119
25		6.65	03/01/22	29,168
	Total Municipal Bonds (Cost $286,662)			330,726
	Agency Fixed Rate Mortgages (0.7%)
	Federal National Mortgage Association,
	Conventional Pools:
93		6.50	07/01/29 - 11/01/33	105,597
34		7.00	02/01/33	38,853
(b)		8.00	02/01/12	10
	IO STRIPS
33		6.50	12/01/29	3,688
29		7.00	11/01/19	3,521
50		7.00	12/01/34	8,448
81		8.00	06/01/35	20,875
	Government National Mortgage Association,
1	Various Pool	8.00	06/15/26	670
	Total Agency Fixed Rate Mortgages (Cost $142,548)			181,662

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (2.7%)
$100	Ally Master Owner Trust (a)	2.88%		04/15/15	$101,681
74	CVS Pass-Through Trust	6.036		12/10/28	77,339
125	Ford Credit Floorplan Master Owner Trust (a)	1.978	(h)	02/15/17	128,619
200	FUEL Trust (a)	4.207		04/15/16	201,894
20	Specialty Underwriting & Residential Finance	0.564	(h)	05/25/35	15,221
125	Westlake Automobile Receivables Trust (a)	5.00		05/15/15	125,225
	Total Asset-Backed Securities (Cost $643,640)				649,979
	U.S. Treasury Securities (7.8%)
	U.S. Treasury Bonds
200		3.50		02/15/39	225,000
500		3.875		08/15/40	599,453
	U.S. Treasury Notes
680		2.25		03/31/16	725,422
280		2.75		02/28/18	307,038
	Total U.S. Treasury Securities (Cost $1,725,284)				1,856,913
	Mortgages - Other (4.3%)
180	Banc of America Alternative Loan Trust	5.913	(h)	10/25/36	108,379
116	Chase Mortgage Finance Corp.	6.00		11/25/36	95,448
109	Countrywide Alternative Loan Trust	6.00		04/25/36	65,407
192	Countrywide Home Loan Mortgage Pass-Through Trust	0.594	(h)	04/25/46	50,182
75	First Horizon Alternative Mortgage Securities	6.25		08/25/36	49,015
1	GMAC Mortgage Corp. Loan Trust (a)	4.25		07/25/40	1,063
84	GS Mortgage Securities Corp. (a)	7.50	(h)	09/25/36	64,092
	Lehman Mortgage Trust
66		5.50		11/25/35	60,195
120		5.50		02/25/36	108,432
89		6.50		09/25/37	60,451
	Residential Accredit Loans, Inc.
84		0.794	(h)	03/25/35	44,679
102		6.00		04/25/36	60,639
170	Structured Adjustable Rate Mortgage Loan Trust	2.467	(h)	08/25/34	138,749
212	WaMu Mortgage Pass-Through Certificates	0.978	(h)	05/25/47	122,077
	Total Mortgages - Other (Cost $1,132,330)				1,028,808

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligations - Agency Collateral Series (0.2%)
$250	Federal Home Loan Mortgage Corporation, IO REMIC (Cost $30,881)	5.862	(h)%	07/15/37	$37,973
NUMBER OF SHARES
	Common Stocks (0.0%)
	Communications Equipment
563	Orbcomm, Inc. (i)				1,683
	Electric Utilities
13	PNM Resources, Inc. (e)				237
	Wireless Telecommunication Services
49	USA Mobility, Inc. (e)				680
	Total Common Stocks (Cost $365)				2,600
	Preferred Stock (0.3%)
	Diversified Financial Services
82	Ally Financial, Inc. (Cost $34,389) (a)				58,786
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (5.2%)
	U.S. Treasury Security (0.6%)
$150	U.S. Treasury Bill (Cost $149,994) (j)	0.018		03/22/12	$149,995
NUMBER OF SHARES (000)
	Investment Company (4.6%)
1,106	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,105,730)				1,105,730
	Total Short-Term Investments (Cost $1,255,724)				1,255,725
	Total Investments (Cost $23,115,056) (k)			99.0%	23,691,285
	Other Assets in Excess of Liabilities			1.0	242,013
	Net Assets			100.0%	$23,933,298

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

  IO  Interest Only.

  MTN  Medium Term Note.

  REMIC  Real Estate Mortgage Investment Conduit.

  STRIPS  Separate Trading of Registered Interest and Principal of Securities.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Par less than $1,000.

  (c)  Payment-in-kind security.

  (d)  At December 31, 2011, the Portfolio held fair valued securities valued at $14,262, representing 0.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (e)  Acquired through exchange offer.

  (f)  Non-income producing security; bond in default.

  (g)  Issuer in bankruptcy.

  (h)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2011.

  (i)  Non-income producing security.

  (j)  Rate shown is the yield to maturity at December 31, 2011.

  (k)  Securities are available for collateral in connection with open foreign currency exchange contracts, futures contracts and swap agreements.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2011:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International		$63	EUR	47	01/20/12	$(2)
JPMorgan Chase Bank	CHF	48,000		$51,909	01/20/12	793
JPMorgan Chase Bank	SEK	245,000		$36,271	01/20/12	699
JPMorgan Chase Bank		$10,266	CLP	5,338,080	01/20/12	(13)
UBS AG		$1	JPY	57	01/20/12	0
UBS AG		$132,442	NOK	765,000	01/20/12	(4,599)
Net Unrealized Depreciation						$(3,122)

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
13	Long	U.S. Treasury 2 yr. Note, Mar-12	$2,867,109	$1,569
2	Long	U.S. Treasury 5 yr. Note, Mar-12	246,516	1,141
4	Short	U.S. Treasury 30 yr. Bond, Mar-12	(579,250)	(3,500)
26	Short	U.S. Treasury 10 yr. Note, Mar-12	(3,409,250)	(25,906)
Net Unrealized Depreciation				$(26,696)

See Notes to Financial Statements

Flexible Income

Portfolio of Investments ■ December 31, 2011 continued

INTEREST RATE SWAP AGREEMENTS OPEN AT DECEMBER 31, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)		FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	EUR	1,190	6 Month EURIBOR	Pay	4.26%	08/18/26	$53,021
Bank of America		$1,595	3 Month LIBOR	Receive	4.35	08/18/26	(64,904)
Bank of America	EUR	1,505	6 Month EURIBOR	Receive	3.61	08/18/31	(52,897)
Bank of America		$1,980	3 Month LIBOR	Pay	4.15	08/18/31	71,509
Barclays Capital	SEK	37,026	3 Month STIBOR	Pay	2.76	07/30/12	59,661
Barclays Capital		17,425	3 Month STIBOR	Pay	2.30	09/12/12	14,073
Barclays Capital		43,354	3 Month STIBOR	Receive	2.89	07/29/13	(66,336)
Credit Suisse	CAD	1,000	3 Month CDOR	Pay	4.07	09/08/20	63,480
Credit Suisse		720	3 Month CDOR	Pay	4.12	09/08/20	47,582
Goldman Sachs		4,040	3 Month CDOR	Receive	2.70	07/15/15	(105,581)
Net Unrealized Appreciation							$19,608

ZERO COUPON SWAP AGREEMENTS OPEN AT DECEMBER 31, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank	$427	3 Month LIBOR	Receive	11/15/21	$(175,163)
Deutsche Bank	500	3 Month LIBOR	Pay	11/15/21	106,441
Net Unrealized Depreciation					$(68,722)

  CDOR  Canadian Dealer Offered Rate.

  EURIBOR  Euro Interbank Offered Rate.

  LIBOR  London Interbank Offered Rate.

  STIBOR  Stockholm Interbank Offered Rate.

Currency Abbreviations:

CAD  Canadian Dollar.

CHF  Swiss Franc.

CLP  Chilean Peso.

EUR  Euro.

JPY  Japanese Yen.

MXN  Mexican New Peso.

NOK  Norwegian Krone.

SEK  Swedish Krona.

See Notes to Financial Statements

Flexible Income

Summary of Investments ■ December 31, 2011

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Corporate Bonds	$15,753,985		66.5%
Sovereign	2,534,128		10.7
U.S. Treasury Securities	1,856,913		7.9
Short-Term Investments	1,255,725		5.3
Mortgages - Other	1,028,808		4.3
Asset-Backed Securities	649,979		2.7
Municipal Bonds	330,726		1.4
Agency Fixed Rate Mortgages	145,130		0.6
Collateralized Mortgage Obligations - Agency Collateral Series	74,505		0.3
Preferred Stock	58,786		0.3
Common Stocks	2,600		0.0 *
	$23,691,285	**	100.0%

  *  Amount is less than 0.05%.

  **  Does not include open foreign currency exchange contracts with net unrealized depreciation of $3,122. Does not include open long/short futures contracts with an underlying face amount of $7,102,125 and net unrealized depreciation of $26,696. Also does not include open swap agreements with net unrealized depreciation of $49,114.

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (97.0%) Australia (5.1%)
	Airports
14,000	Australian Infrastructure Fund (Stapled Securities) (a)(b)	$27,636
120,248	Sydney Airport (Stapled Securities) (a)	327,153
		354,789
	Diversified
66,640	DUET Group (Stapled Securities) (a)(b)	119,620
	Oil & Gas Storage & Transportation
48,600	APA Group (Stapled Securities) (a)(b)	223,189
	Toll Roads
28,800	Macquarie Atlas Roads Group (Stapled Securities) (a)(c)	39,767
90,500	Transurban Group (Stapled Securities) (a)	520,206
		559,973
	Transmission & Distribution
126,357	Spark Infrastructure Group	177,702
	Total Australia	1,435,273
	Brazil (0.6%)
	Water
3,200	Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	178,080
	Canada (12.9%)
	Oil & Gas Storage & Transportation
40,380	Enbridge, Inc.	1,509,766
48,270	TransCanada Corp.	2,109,902
	Total Canada	3,619,668

NUMBER OF SHARES		VALUE
	China (13.7%)
	Oil & Gas Storage & Transportation
262,500	Beijing Enterprises Holdings Ltd. (d)	$1,575,013
2,222,000	China Gas Holdings Ltd. (d)	1,021,366
108,000	ENN Energy Holdings Ltd. (d)	346,252
648,000	Sichuan Expressway Co. Ltd., H Shares (d)	260,315
		3,202,946
	Ports
86,003	China Merchants Holdings International Co., Ltd. (d)	249,706
	Toll Roads
452,000	Jiangsu Expressway Co., Ltd., H Shares (d)	416,115
	Total China	3,868,767
	France (3.7%)
	Communications
2,687	Eutelsat Communications SA	104,851
39,165	SES SA	940,033
	Total France	1,044,884
	Germany (0.3%)
	Airports
1,623	Fraport AG Frankfurt Airport Services Worldwide	79,822
	Hong Kong (2.4%)
	Oil & Gas Storage & Transportation
286,260	Hong Kong & China Gas Co., Ltd.	663,441
	Italy (4.0%)
	Oil & Gas Storage & Transportation
103,599	Snam Rete Gas SpA	456,687

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Toll Roads
14,202	Atlantia SpA	$227,373
51,715	Societa Iniziative Autostradali e Servizi SpA	389,545
		616,918
	Transmission & Distribution
14,400	Terna Rete Elettrica Nazionale SpA	48,531
	Total Italy	1,122,136
	Japan (0.4%)
	Oil & Gas Storage & Transportation
24,000	Tokyo Gas Co., Ltd.	110,381
	Netherlands (1.0%)
	Oil & Gas Storage & Transportation
5,072	Koninklijke Vopak N.V.	267,993
	Spain (3.5%)
	Diversified
18,260	Ferrovial SA	220,378
	Oil & Gas Storage & Transportation
11,947	Enagas SA	220,958
	Toll Roads
24,504	Abertis Infraestructuras SA	391,354
	Transmission & Distribution
3,849	Red Electrica Corp. SA	164,716
	Total Spain	997,406
	Switzerland (0.7%)
	Airports
562	Flughafen Zuerich AG (Registered)	195,052
	United Kingdom (11.6%)
	Transmission & Distribution
263,700	National Grid PLC	2,559,538

NUMBER OF SHARES		VALUE
	Water
15,700	Pennon Group PLC	$174,088
11,200	Severn Trent PLC	260,208
28,700	United Utilities Group PLC	270,101
		704,397
	Total United Kingdom	3,263,935
	United States (37.1%)
	Communications
26,720	American Tower Corp., Class A	1,603,467
19,580	Crown Castle International Corp. (c)	877,184
9,680	SBA Communications Corp., Class A (c)	415,853
		2,896,504
	Diversified
39,220	CenterPoint Energy, Inc.	787,930
	Oil & Gas Storage & Transportation
2,980	AGL Resources, Inc.	125,935
2,010	Atmos Energy Corp.	67,033
14,689	Enbridge Energy Management LLC (c)	510,590
5,618	Kinder Morgan Management LLC (c)	441,125
18,810	NiSource, Inc.	447,866
1,260	Northwest Natural Gas Co.	60,392
5,080	Oneok, Inc.	440,385
6,950	PG&E Corp.	286,479
17,940	Sempra Energy	986,700
3,640	Southwest Gas Corp.	154,664
41,895	Spectra Energy Corp.	1,288,271
		4,809,440
	Transmission & Distribution
9,330	ITC Holdings Corp.	707,960
15,580	Northeast Utilities	561,971
8,360	NSTAR	392,586
4,940	Pepco Holdings, Inc.	100,282
		1,762,799

See Notes to Financial Statements

Global Infrastructure

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Water
6,220	American Water Works Co., Inc.	$198,169
	Total United States	10,454,842
	Total Common Stocks (Cost $22,705,355)	27,301,680
NUMBER OF SHARES (000)
	Short-Term Investment (2.7%)
	Investment Company
765	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $765,145)	765,145
Total Investments (Cost $23,470,500)	99.7%	28,066,825
Other Assets in Excess of Liabilities	0.3	78,532
Net Assets	100.0%	$28,145,357

ADR  American Depositary Receipt.

  (a)  Comprised of securities in separate entities that are traded as a single stapled security.

  (b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

  (c)  Non-income producing security.

  (d)  Security trades on the Hong Kong exchange.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$13,574,703	48.4%
Transmission & Distribution	4,713,286	16.8
Communications	3,941,388	14.0
Toll Roads	1,984,360	7.1
Diversified	1,127,928	4.0
Water	1,080,646	3.9
Investment Company	765,145	2.7
Airports	629,663	2.2
Ports	249,706	0.9
	$28,066,825	100.0%

See Notes to Financial Statements

Growth

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (97.0%)
	Air Transport (1.9%)
10,162	Expeditors International of Washington, Inc.	$416,235
	Alternative Energy (3.2%)
4,719	Range Resources Corp.	292,295
13,928	Ultra Petroleum Corp. (a)	412,686
		704,981
	Asset Management & Custodian (0.5%)
2,324	Citigroup, Inc. (See Note 6)	61,145
610	Goldman Sachs Group, Inc. (The)	55,162
		116,307
	Biotechnology (1.4%)
10,409	Illumina, Inc. (a)	317,266
	Casinos & Gambling (1.5%)
7,564	Las Vegas Sands Corp. (a)	323,210
	Chemicals: Diversified (3.0%)
9,387	Monsanto Co.	657,747
	Commercial Finance & Mortgage Companies (1.7%)
71,968	BM&F Bovespa SA (Brazil)	378,119
	Commercial Services (3.8%)
15,782	eBay, Inc. (a)	478,668
15,861	Leucadia National Corp.	360,679
		839,347
	Communications Technology (4.1%)
19,783	Motorola Solutions, Inc.	915,755
	Computer Services, Software & Systems (19.3%)
6,258	Baidu, Inc. ADR (China) (a)	728,870
33,323	Facebook, Inc., Class B (a)(b)(c)	899,721
2,468	Google, Inc., Class A (a)	1,594,081
3,526	LinkedIn Corp., Class A (a)	222,173
4,570	Salesforce.com, Inc. (a)	463,672

NUMBER OF SHARES		VALUE
2,443	VMware, Inc., Class A (a)	$203,233
18,039	Zynga, Inc., Class A (a)	169,747
		4,281,497
	Computer Technology (11.0%)
5,223	Apple, Inc. (a)	2,115,315
4,918	NVIDIA Corp. (a)	68,163
12,357	Yandex N.V., Class A (Russia) (a)	243,433
		2,426,911
	Consumer Lending (1.5%)
1,373	CME Group, Inc.	334,559
	Diversified Financial Services (0.2%)
9,200	Bank of America Corp.	51,152
	Diversified Media (3.3%)
8,414	McGraw-Hill Cos., Inc. (The)	378,378
7,881	Naspers Ltd., Class N (South Africa)	344,809
		723,187
	Diversified Retail (13.4%)
9,687	Amazon.com, Inc. (a)	1,676,820
9,916	Fastenal Co.	432,437
15,275	Groupon, Inc. (a)	315,123
2,697	NetFlix, Inc. (a)	186,875
780	Priceline.com, Inc. (a)	364,814
		2,976,069
	Financial Data & Systems (1.6%)
10,992	MSCI, Inc., Class A (a)	361,966
	Insurance: Multi-Line (0.3%)
2,616	American International Group, Inc. (a)	60,691
	Medical Equipment (3.8%)
1,801	Intuitive Surgical, Inc. (a)	833,881
	Metals & Minerals: Diversified (1.1%)
10,222	Molycorp, Inc. (a)	245,124

See Notes to Financial Statements

Growth

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals (4.9%)
9,742	Mead Johnson Nutrition Co.	$669,568
9,047	Valeant Pharmaceuticals International, Inc. (Canada) (a)	422,404
		1,091,972
	Real Estate Investment Trusts (REIT) (3.5%)
27,993	Brookfield Asset Management, Inc., Class A (Canada)	769,248
	Recreational Vehicles & Boats (3.3%)
29,951	Edenred (France)	737,293
	Restaurants (3.3%)
7,981	Starbucks Corp.	367,206
6,179	Yum! Brands, Inc.	364,623
		731,829
	Securities Brokerage & Services (1.1%)
21,742	Charles Schwab Corp. (The)	244,815
	Semiconductors & Components (2.4%)
13,957	ARM Holdings PLC ADR (United Kingdom)	386,190
4,115	First Solar, Inc. (a)	138,923
		525,113
	Wholesale & International Trade (1.9%)
233,633	Li & Fung Ltd. (d)	432,576
	Total Common Stocks (Cost $18,125,575)	21,496,850
	Convertible Preferred Stock (1.4%)
	Alternative Energy
65,304	Better Place, Inc. (Cost $163,260) (a)(b)(c)	296,480

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (1.7%)
	Investment Company
379	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $379,026)	$379,026
Total Investments (Cost $18,667,861)	100.1%	22,172,356
Liabilities in Excess of Other Assets	(0.1)	(18,426)
Net Assets	100.0%	$22,153,930

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  At December 31, 2011, the Portfolio held fair valued securities valued at $1,196,201, representing 5.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  Security trades on the Hong Kong exchange.

See Notes to Financial Statements

Growth

Summary of Investments ■ December 31, 2011

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$4,281,497	19.3%
Diversified Retail	2,976,069	13.4
Computer Technology	2,426,911	10.9
Pharmaceuticals	1,091,972	4.9
Alternative Energy	1,001,461	4.5
Communications Technology	915,755	4.1
Commercial Services	839,347	3.8
Medical Equipment	833,881	3.8
Real Estate Investment Trusts (REIT)	769,248	3.5
Recreational Vehicles & Boats	737,293	3.3
Restaurants	731,829	3.3
Diversified Media	723,187	3.3
Chemicals: Diversified	657,747	3.0
Semiconductors & Components	525,113	2.4
Wholesale & International Trade	432,576	2.0

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Air Transport	$416,235	1.9%
Investment Company	379,026	1.7
Commercial Finance & Mortgage Companies	378,119	1.7
Financial Data & Systems	361,966	1.6
Consumer Lending	334,559	1.5
Casinos & Gambling	323,210	1.5
Biotechnology	317,266	1.4
Metals & Minerals: Diversified	245,124	1.1
Securities Brokerage & Services	244,815	1.1
Asset Management & Custodian	116,307	0.5
Insurance: Multi-Line	60,691	0.3
Diversified Financial Services	51,152	0.2
	$22,172,356	100.0%

See Notes to Financial Statements

Focus Growth

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (97.4%)
	Air Transport (2.4%)
41,940	Expeditors International of Washington, Inc.	$1,717,862
	Alternative Energy (2.9%)
70,168	Ultra Petroleum Corp. (a)	2,079,078
	Biotechnology (1.7%)
40,364	Illumina, Inc. (a)	1,230,295
	Chemicals: Diversified (3.9%)
39,927	Monsanto Co.	2,797,685
	Commercial Finance & Mortgage Companies (2.1%)
284,331	BM&F Bovespa SA (Brazil)	1,493,871
	Commercial Services (1.9%)
61,558	Leucadia National Corp.	1,399,829
	Communications Technology (5.3%)
82,109	Motorola Solutions, Inc.	3,800,826
	Computer Services, Software & Systems (21.6%)
23,621	Baidu, Inc. ADR (China) (a)	2,751,138
109,483	Facebook, Inc., Class B (a)(b)(c)	2,956,041
10,086	Google, Inc., Class A (a)	6,514,548
13,415	LinkedIn Corp., Class A (a)	845,279
18,083	Salesforce.com, Inc. (a)	1,834,701
66,891	Zynga, Inc., Class A (a)	629,444
		15,531,151
	Computer Technology (13.0%)
20,684	Apple, Inc. (a)	8,377,020
50,985	Yandex N.V., Class A (Russia) (a)	1,004,404
		9,381,424
	Diversified Media (1.8%)
29,731	Naspers Ltd., Class N (South Africa)	1,300,790
	Diversified Retail (15.9%)
37,748	Amazon.com, Inc. (a)	6,534,179
37,190	Fastenal Co.	1,621,856

NUMBER OF SHARES		VALUE
59,771	Groupon, Inc. (a)	$1,233,076
10,618	NetFlix, Inc. (a)	735,721
2,916	Priceline.com, Inc. (a)	1,363,842
		11,488,674
	Financial Data & Systems (1.9%)
41,229	MSCI, Inc., Class A (a)	1,357,671
	Medical Equipment (4.5%)
7,020	Intuitive Surgical, Inc. (a)	3,250,330
	Metals & Minerals: Diversified (1.4%)
41,087	Molycorp, Inc. (a)	985,266
	Pharmaceuticals (3.6%)
37,928	Mead Johnson Nutrition Co.	2,606,791
	Real Estate Investment Trusts (REIT) (4.1%)
106,562	Brookfield Asset Management, Inc., Class A (Canada)	2,928,324
	Recreational Vehicles & Boats (4.2%)
123,137	Edenred (France)	3,031,220
	Semiconductors & Components (2.8%)
55,515	ARM Holdings PLC ADR (United Kingdom)	1,536,100
15,347	First Solar, Inc. (a)	518,115
		2,054,215
	Wholesale & International Trade (2.4%)
916,000	Li & Fung Ltd. (d)	1,695,991
	Total Common Stocks (Cost $61,630,799)	70,131,293
	Convertible Preferred Stock (1.3%)
	Alternative Energy
200,178	Better Place, Inc. (Cost $500,445) (a)(b)(c)	908,808

See Notes to Financial Statements

Focus Growth

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (1.5%)
	Investment Company
1,101	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,101,134)	$1,101,134
Total Investments (Cost $63,232,378)	100.2%	72,141,235
Liabilities in Excess of Other Assets	(0.2)	(131,902)
Net Assets	100.0%	$72,009,333

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Illiquid security. Resale is restricted to qualified institutional investors.

  (c)  At December 31, 2011, the Portfolio held fair valued securities valued at $3,864,849, representing 5.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  Security trades on the Hong Kong exchange.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$15,531,151	21.5%
Diversified Retail	11,488,674	15.9
Computer Technology	9,381,424	13.0
Communications Technology	3,800,826	5.3
Medical Equipment	3,250,330	4.5
Recreational Vehicles & Boats	3,031,220	4.2
Alternative Energy	2,987,886	4.1
Real Estate Investment Trusts (REIT)	2,928,324	4.1
Chemicals: Diversified	2,797,685	3.9
Pharmaceuticals	2,606,791	3.6
Semiconductors & Components	2,054,215	2.8
Air Transport	1,717,862	2.4
Wholesale & International Trade	1,695,991	2.4
Commercial Finance & Mortgage Companies	1,493,871	2.1
Commercial Services	1,399,829	1.9
Financial Data & Systems	1,357,671	1.9
Diversified Media	1,300,790	1.8
Biotechnology	1,230,295	1.7
Investment Company	1,101,134	1.5
Metals & Minerals: Diversified	985,266	1.4
	$72,141,235	100.0%

See Notes to Financial Statements

Multi Cap Growth

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (92.9%)
	Air Transport (1.9%)
7,775	Expeditors International of Washington, Inc.	$318,464
	Alternative Energy (4.4%)
6,478	Range Resources Corp.	401,247
11,606	Ultra Petroleum Corp. (a)	343,886
		745,133
	Asset Management & Custodian (1.6%)
7,277	Greenhill & Co., Inc.	264,664
	Biotechnology (1.7%)
9,279	Illumina, Inc. (a)	282,824
	Chemicals: Diversified (2.9%)
6,871	Monsanto Co.	481,451
	Commercial Finance & Mortgage Companies (1.7%)
52,851	BM&F Bovespa SA (Brazil)	277,679
	Commercial Services (5.2%)
9,065	CoStar Group, Inc. (a)	604,907
11,652	Leucadia National Corp.	264,967
		869,874
	Communications Technology (4.1%)
15,013	Motorola Solutions, Inc.	694,952
	Computer Services, Software & Systems (18.8%)
4,455	Baidu, Inc. ADR (China) (a)	518,874
26,507	Facebook, Inc., Class B (a)(b)(c)	715,689
1,870	Google, Inc., Class A (a)	1,207,833
3,968	LinkedIn Corp., Class A (a)	250,024
3,352	Salesforce.com, Inc. (a)	340,094
13,705	Zynga, Inc., Class A (a)	128,964
		3,161,478
	Computer Technology (11.1%)
3,827	Apple, Inc. (a)	1,549,935
15,752	Yandex N.V., Class A (Russia) (a)	310,314
		1,860,249

NUMBER OF SHARES		VALUE
	Diversified Retail (13.7%)
7,101	Amazon.com, Inc. (a)	$1,229,183
12,054	Fastenal Co.	525,675
19,193	Groupon, Inc. (a)	395,952
2,272	NetFlix, Inc. (a)	157,427
		2,308,237
	Financial Data & Systems (5.2%)
13,394	MSCI, Inc., Class A (a)	441,065
10,795	Verisk Analytics, Inc., Class A (a)	433,203
		874,268
	Health Care Services (3.0%)
10,207	athenahealth, Inc. (a)	501,368
	Medical Equipment (3.7%)
1,337	Intuitive Surgical, Inc. (a)	619,044
	Metals & Minerals: Diversified (2.5%)
209,055	Lynas Corp. Ltd. (Australia) (a)	223,443
7,909	Molycorp, Inc. (a)	189,658
		413,101
	Pharmaceuticals (2.9%)
7,145	Mead Johnson Nutrition Co.	491,076
	Real Estate Investment Trusts (REIT) (3.3%)
20,488	Brookfield Asset Management, Inc., Class A (Canada)	563,010
	Recreational Vehicles & Boats (3.3%)
22,370	Edenred (France)	550,674
	Wholesale & International Trade (1.9%)
172,026	Li & Fung Ltd. (d)	318,509
	Total Common Stocks (Cost $12,923,034)	15,596,055
	Convertible Preferred Stocks (1.5%)
	Alternative Energy (1.3%)
48,317	Better Place, Inc. (a)(b)(c)	219,359

See Notes to Financial Statements

Multi Cap Growth

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Computer Services, Software & Systems (0.2%)
2,142	Workday, Inc. (a)(b)(c)	$28,403
	Total Convertible Preferred Stocks (Cost $149,195)	247,762
NUMBER OF SHARES (000)
	Short-Term Investment (5.7%)
	Investment Company
969	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $969,287)	969,287
Total Investments (Cost $14,041,516)	100.1%	16,813,104
Liabilities in Excess of Other Assets	(0.1)	(20,759)
Net Assets	100.0%	$16,792,345

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  At December 31, 2011, the Portfolio held fair valued securities valued at $963,451, representing 5.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  Security trades on the Hong Kong exchange.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$3,189,881	19.0%
Diversified Retail	2,308,237	13.7
Computer Technology	1,860,249	11.1
Investment Company	969,287	5.8
Alternative Energy	964,492	5.7
Financial Data & Systems	874,268	5.2
Commercial Services	869,874	5.2
Communications Technology	694,952	4.1
Medical Equipment	619,044	3.7
Real Estate Investment Trusts (REIT)	563,010	3.3
Recreational Vehicles & Boats	550,674	3.3
Health Care Services	501,368	3.0
Pharmaceuticals	491,076	2.9
Chemicals: Diversified	481,451	2.9
Metals & Minerals: Diversified	413,101	2.4
Wholesale & International Trade	318,509	1.9
Air Transport	318,464	1.9
Biotechnology	282,824	1.7
Commercial Finance & Mortgage Companies	277,679	1.6
Asset Management & Custodian	264,664	1.6
	$16,813,104	100.0%

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (94.1%)
	Air Transport (2.0%)
13,296	Expeditors International of Washington, Inc.	$544,604
	Alternative Energy (3.5%)
9,059	Range Resources Corp.	561,114
13,177	Ultra Petroleum Corp. (a)	390,435
		951,549
	Asset Management & Custodian (0.6%)
4,748	Greenhill & Co., Inc.	172,685
	Biotechnology (3.1%)
5,667	IDEXX Laboratories, Inc. (a)	436,132
13,004	Illumina, Inc. (a)	396,362
		832,494
	Cement (1.1%)
3,930	Martin Marietta Materials, Inc.	296,361
	Chemicals: Diversified (2.5%)
13,792	Intrepid Potash, Inc. (a)	312,113
9,099	Rockwood Holdings, Inc. (a)	358,228
		670,341
	Commercial Services (7.8%)
11,379	Gartner, Inc. (a)	395,648
14,366	Intertek Group PLC (United Kingdom)	454,016
14,958	Leucadia National Corp.	340,145
3,131	MercadoLibre, Inc. (Brazil)	249,040
11,894	Weight Watchers International, Inc.	654,289
		2,093,138
	Communications Technology (5.3%)
2,599	Millicom International Cellular SA SDR (Sweden)	260,389
25,121	Motorola Solutions, Inc.	1,162,851
		1,423,240
	Computer Services, Software & Systems (11.9%)
14,713	Akamai Technologies, Inc. (a)	474,936
139,500	Alibaba.com Ltd. (China) (a)(b)	144,231

NUMBER OF SHARES		VALUE
3,466	Citrix Systems, Inc. (a)	$210,456
5,155	IHS, Inc., Class A (a)	444,155
6,534	LinkedIn Corp., Class A (a)	411,707
8,255	Red Hat, Inc. (a)	340,849
4,625	Salesforce.com, Inc. (a)	469,252
11,980	Solera Holdings, Inc.	533,589
20,537	Zynga, Inc., Class A (a)	193,253
		3,222,428
	Computer Technology (3.0%)
6,106	NVIDIA Corp. (a)	84,629
25,776	Yandex N.V., Class A (Russia) (a)	507,788
13,745	Youku.com, Inc. ADR (China) (a)	215,384
		807,801
	Consumer Lending (1.6%)
3,498	IntercontinentalExchange, Inc. (a)	421,684
	Consumer Services: Miscellaneous (2.5%)
47,828	Qualicorp SA (Brazil) (a)	429,497
206,000	Sun Art Retail Group Ltd. (Hong Kong) (a)	257,546
		687,043
	Cosmetics (0.9%)
12,911	Natura Cosmeticos SA (Brazil)	250,987
	Diversified Materials & Processing (1.7%)
3,816	Schindler Holding AG (Switzerland)	444,448
	Diversified Media (3.2%)
4,549	Factset Research Systems, Inc.	397,037
10,228	McGraw-Hill Cos., Inc. (The)	459,953
		856,990
	Diversified Retail (9.6%)
10,263	Ctrip.com International Ltd. ADR (China) (a)	240,154
5,122	Dollar Tree, Inc. (a)	425,690
21,987	Fastenal Co.	958,853
4,008	Groupon, Inc. (a)	82,685

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
33,164	Groupon, Inc., Series A (a)(c)(d)	$627,131
3,795	NetFlix, Inc. (a)	262,956
		2,597,469
	Education Services (1.0%)
11,156	New Oriental Education & Technology Group, Inc. ADR (China) (a)	268,302
	Electronic Entertainment (0.7%)
13,727	Nexon Co., Ltd. (Korea, Republic of) (a)	197,425
	Financial Data & Systems (5.4%)
22,423	MSCI, Inc., Class A (a)	738,389
18,093	Verisk Analytics, Inc., Class A (a)	726,072
		1,464,461
	Health Care Services (2.4%)
5,021	athenahealth, Inc. (a)	246,632
5,096	Stericycle, Inc. (a)	397,080
		643,712
	Medical & Dental Instruments & Supplies (1.3%)
5,229	Techne Corp.	356,932
	Medical Equipment (3.8%)
2,241	Intuitive Surgical, Inc. (a)	1,037,605
	Metals & Minerals: Diversified (1.4%)
102,848	Lynas Corp. Ltd. (Australia) (a)	109,926
11,517	Molycorp, Inc. (a)	276,178
		386,104
	Pharmaceuticals (5.5%)
1,820	Gen-Probe, Inc. (a)	107,598
15,144	Ironwood Pharmaceuticals, Inc. (a)	181,274
10,100	Mead Johnson Nutrition Co.	694,173
10,497	Valeant Pharmaceuticals International, Inc. (Canada) (a)	490,105
		1,473,150

NUMBER OF SHARES		VALUE
	Publishing (1.5%)
6,822	Morningstar, Inc.	$405,568
	Recreational Vehicles & Boats (3.4%)
37,436	Edenred (France)	921,549
	Restaurants (1.1%)
12,199	Dunkin' Brands Group, Inc. (a)	304,731
	Scientific Instruments: Pollution Control (1.0%)
20,181	Covanta Holding Corp.	276,278
	Semiconductors & Components (2.4%)
17,179	ARM Holdings PLC ADR (United Kingdom)	475,343
5,041	First Solar, Inc. (a)	170,184
		645,527
	Shipping (1.1%)
4,102	C.H. Robinson Worldwide, Inc.	286,238
	Utilities: Electrical (1.8%)
17,176	Brookfield Infrastructure Partners LP (Canada)	475,775
	Total Common Stocks (Cost $25,598,694)	25,416,619
	Convertible Preferred Stocks (1.6%)
	Alternative Energy (1.1%)
67,268	Better Place, Inc. (a)(c)(d)	305,397
	Computer Services, Software & Systems (0.2%)
3,419	Workday, Inc. (a)(c)(d)	45,336
	Technology: Miscellaneous (0.3%)
2,438	Peixe Urbano, Inc. (Brazil) (a)(c)(d)	80,261
	Total Convertible Preferred Stocks (Cost $293,765)	430,994

See Notes to Financial Statements

Mid Cap Growth

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Preferred Stock (0.6%)
	Computer Services, Software & Systems
17,620	Zynga, Inc., Series C (Cost $247,193) (a)(c)(d)	$149,241
NUMBER OF SHARES (000)
	Short-Term Investment (3.7%)
	Investment Company
1,002	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,001,688)	1,001,688
Total Investments (Cost $27,141,340)	100.0%	26,998,542
Liabilities in Excess of Other Assets	0.0 (e)	(299)
Net Assets	100.0%	$26,998,243

ADR  American Depositary Receipt.

  SDR  Swedish Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  At December 31, 2011, the Portfolio held fair valued securities valued at $1,207,366, representing 4.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  Illiquid security. Resale is restricted to qualified institutional investors.

  (e)  Amount is less than 0.05%.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$3,417,005	12.7%
Diversified Retail	2,597,469	9.6
Commercial Services	2,093,138	7.8
Pharmaceuticals	1,473,150	5.5
Financial Data & Systems	1,464,461	5.4
Communications Technology	1,423,240	5.3
Alternative Energy	1,256,946	4.7
Medical Equipment	1,037,605	3.8
Investment Company	1,001,688	3.7
Recreational Vehicles & Boats	921,549	3.4
Diversified Media	856,990	3.2
Biotechnology	832,494	3.1
Computer Technology	807,801	3.0
Consumer Services: Miscellaneous	687,043	2.5
Chemicals: Diversified	670,341	2.5
Semiconductors & Components	645,527	2.4
Health Care Services	643,712	2.4
Air Transport	544,604	2.0
Utilities: Electrical	475,775	1.8
Diversified Materials & Processing	444,448	1.6
Consumer Lending	421,684	1.6
Publishing	405,568	1.5
Metals & Minerals: Diversified	386,104	1.4
Medical & Dental Instruments & Supplies	356,932	1.3
Restaurants	304,731	1.1
Cement	296,361	1.1
Shipping	286,238	1.1
Scientific Instruments: Pollution Control	276,278	1.0
Education Services	268,302	1.0
Cosmetics	250,987	0.9
Electronic Entertainment	197,425	0.7
Asset Management & Custodian	172,685	0.6
Technology: Miscellaneous	80,261	0.3
	$26,998,542	100.0%

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2011

	Money Market		Flexible Income		Global Infrastructure		Growth
Assets:
Investments in securities, at value*	$85,068,928	(1)	$22,424,366		$27,301,680		$21,732,185
Investment in affiliates, at value**	—		1,266,919		765,145		440,171
Total investments in securities, at value	85,068,928		23,691,285		28,066,825		22,172,356
Unrealized appreciation on open swap agreements	—		415,767		—		—
Unrealized appreciation on open foreign currency exchange contracts	—		1,492		—		—
Cash	10,285		3,154	(2)	15,745	(2)	—
Due from broker	—		42,940		—		—
Receivable for:
Interest	6,954		322,348		2		1
Dividends	—		—		124,316		11,559
Shares of beneficial interest sold	—		—		16,542		9,984
Foreign withholding taxes reclaimed	—		31		12,198		4,003
Investments sold	—		—		—		—
Interest and dividends from affiliates	—		1,679		30		51
Prepaid expenses and other assets	3,371		3,650		445		3,157
Total Assets	85,089,538		24,482,346		28,236,103		22,201,111
Liabilities:
Unrealized depreciation on open swap agreements	—		464,881		—		—
Unrealized depreciation on open foreign currency exchange contracts	—		4,614		—		—
Payable for:
Investments purchased	1,000,014		4		10,577		7,400
Shares of beneficial interest redeemed	418,792		19,565		29,941		1,156
Investment advisory fee	2,266		6,480		13,330		9,583
Administration fee	3,529		1,620		1,871		1,533
Distribution fee (Class Y)	—		2,635		1,635		2,758
Transfer agent fee	328		333		333		333
Accrued expenses and other payables	29,121		48,916		33,059		24,418
Total Liabilities	1,454,050		549,048		90,746		47,181
Net Assets	$83,635,488		$23,933,298		$28,145,357		$22,153,930
Composition of Net Assets:
Paid-in-capital	$83,631,811		$38,670,869		$20,578,956		$17,832,979
Net unrealized appreciation (depreciation)	—		494,914		4,595,780		3,504,178
Accumulated undistributed net investment income (net investment loss)	5,207		1,420,445		569,018		(14,608)
Accumulated net realized gain (loss)	(1,530)		(16,652,930)		2,401,603		831,381
Net Assets	$83,635,488		$23,933,298		$28,145,357		$22,153,930
* Cost	$85,068,928		$21,858,916		$22,705,355		$18,228,678
** Affiliated Cost	$—		$1,256,140		$765,145		$439,183
Class X Shares:
Net Assets	$27,554,651		$11,404,572		$20,282,143		$9,439,221
Shares Outstanding (unlimited shares authorized, $0.01 par value)	27,553,721		1,879,036		854,934		418,751
Net Asset Value Per Share	$1.00		$6.07		$23.72		$22.54
Class Y Shares:
Net Assets	$56,080,837		$12,528,726		$7,863,214		$12,714,709
Shares Outstanding (unlimited shares authorized, $0.01 par value)	56,078,090		2,077,119		332,064		576,602
Net Asset Value Per Share	$1.00		$6.03		$23.68		$22.05

(1)  Including repurchase agreements of $44,075,000.

(2)  Including foreign currency valued at $2,404 and $15,745, respectively with a cost of $2,486 and $15,867, respectively.

See Notes to Financial Statements

	Focus Growth	Multi Cap Growth	Mid Cap Growth
Assets:
Investments in securities, at value*	$71,040,101	$15,843,817	$25,996,854
Investment in affiliates, at value**	1,101,134	969,287	1,001,688
Total investments in securities, at value	72,141,235	16,813,104	26,998,542
Unrealized appreciation on open swap agreements	—	—	—
Unrealized appreciation on open foreign currency exchange contracts	—	—	—
Cash	—	—	—
Due from broker	—	—	—
Receivable for:
Interest	—	—	—
Dividends	47,435	9,130	17,594
Shares of beneficial interest sold	—	15,971	11,119
Foreign withholding taxes reclaimed	3,573	—	3,469
Investments sold	—	—	10,652
Interest and dividends from affiliates	172	66	98
Prepaid expenses and other assets	1,288	2,468	3,520
Total Assets	72,193,703	16,840,739	27,044,994
Liabilities:
Unrealized depreciation on open swap agreements	—	—	—
Unrealized depreciation on open foreign currency exchange contracts	—	—	—
Payable for:
Investments purchased	34,804	11,764	15,960
Shares of beneficial interest redeemed	74,730	986	207
Investment advisory fee	34,004	9,753	9,792
Administration fee	4,991	1,165	1,865
Distribution fee (Class Y)	3,515	1,908	1,693
Transfer agent fee	417	333	335
Accrued expenses and other payables	31,909	22,485	16,899
Total Liabilities	184,370	48,394	46,751
Net Assets	$72,009,333	$16,792,345	$26,998,243
Composition of Net Assets:
Paid-in-capital	$60,780,691	$12,889,573	$25,210,555
Net unrealized appreciation (depreciation)	8,907,971	2,771,408	(142,899)
Accumulated undistributed net investment income (net investment loss)	(76,700)	(16,009)	(1,052)
Accumulated net realized gain (loss)	2,397,371	1,147,373	1,931,639
Net Assets	$72,009,333	$16,792,345	$26,998,243
* Cost	$62,131,244	$13,072,229	$26,139,652
** Affiliated Cost	$1,101,134	$969,287	$1,001,688
Class X Shares:
Net Assets	$55,818,372	$7,995,157	$19,186,247
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,643,869	522,892	585,500
Net Asset Value Per Share	$21.11	$15.29	$32.77
Class Y Shares:
Net Assets	$16,190,961	$8,797,188	$7,811,996
Shares Outstanding (unlimited shares authorized, $0.01 par value)	778,651	592,211	243,299
Net Asset Value Per Share	$20.79	$14.85	$32.11

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2011

	Money Market	Flexible Income	Global Infrastructure	Growth
Net Investment Income:
Income
Dividends†	—	$12,356	$970,068	$198,580
Interest†	$227,514	1,709,913	—	—
Interest and dividends from affiliates (Note 6)	—	13,413	494	890
Total Income	227,514	1,735,682	970,562	199,470
†Net of foreign withholding taxes	—	426	75,939	7,669
Expenses
Investment advisory fee (Note 4)	421,403	81,970	164,792	132,474
Professional fees	53,979	86,181	56,734	56,513
Distribution fee (Class Y shares) (Note 5)	159,603	33,635	20,381	38,815
Administration fee (Note 4)	46,823	20,493	23,129	21,196
Custodian fees	21,878	22,070	42,075	9,061
Shareholder reports and notices	13,012	17,395	14,032	13,403
Transfer agent fees and expenses	1,994	1,990	2,000	2,000
Trustees' fees and expenses	2,950	1,201	1,313	1,245
Other	5,216	43,316	14,575	12,730
Total Expenses	726,858	308,251	339,031	287,437
Less: amounts waived (Note 5)	(508,710)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(661)	(461)	(777)
Net Expenses	218,148	307,590	338,570	286,660
Net Investment Income (Loss)	9,366	1,428,092	631,992	(87,190)
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(1,549)	706,408	2,545,349	4,218,132
Investments in affiliates (Note 6)	—	26,420	—	—
Futures contracts	—	(219,494)	—	—
Swap agreements	—	(323,761)	—	—
Foreign currency exchange contracts	—	4,388	—	—
Foreign currency translation	—	1,923	(48,222)	1,735
Net Realized Gain (Loss)	(1,549)	195,884	2,497,127	4,219,867
Change in Unrealized Appreciation/Depreciation on:
Investments	—	(621,807)	1,144,989	(4,659,936)
Investments in affiliates (Note 6)	—	(32,311)	—	988
Futures contracts	—	(47,954)	—	—
Swap agreements	—	201,665	—	—
Foreign currency exchange contracts	—	(3,218)	—	—
Foreign currency translation	—	(2,054)	(2,076)	(752)
Net Change in Unrealized Appreciation/Depreciation	—	(505,679)	1,142,913	(4,659,700)
Net Gain (Loss)	(1,549)	(309,795)	3,640,040	(439,833)
Net Increase (Decrease)	$7,817	$1,118,297	$4,272,032	$(527,023)

See Notes to Financial Statements

	Focus Growth	Multi Cap Growth	Mid Cap Growth
Net Investment Income:
Income
Dividends†	$596,213	$122,014	$204,257
Interest†	—	—	—
Interest and dividends from affiliates (Note 6)	3,332	782	1,143
Total Income	599,545	122,796	205,400
†Net of foreign withholding taxes	31,182	5,409	9,782
Expenses
Investment advisory fee (Note 4)	472,203	137,945	140,076
Professional fees	62,470	55,699	58,741
Distribution fee (Class Y shares) (Note 5)	49,916	28,014	25,943
Administration fee (Note 4)	69,314	16,471	26,681
Custodian fees	11,315	6,458	18,388
Shareholder reports and notices	20,396	8,925	10,390
Transfer agent fees and expenses	2,501	2,000	2,001
Trustees' fees and expenses	3,042	1,067	1,323
Other	17,250	11,429	12,592
Total Expenses	708,407	268,008	296,135
Less: amounts waived (Note 5)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(3,233)	(696)	(1,039)
Net Expenses	705,174	267,312	295,096
Net Investment Income (Loss)	(105,629)	(144,516)	(89,696)
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	10,892,596	3,443,339	4,381,914
Investments in affiliates (Note 6)	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Foreign currency exchange contracts	—	—	—
Foreign currency translation	10,620	(4,589)	(4,314)
Net Realized Gain (Loss)	10,903,216	3,438,750	4,377,600
Change in Unrealized Appreciation/Depreciation on:
Investments	(14,660,151)	(4,645,010)	(6,164,295)
Investments in affiliates (Note 6)	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Foreign currency exchange contracts	—	—	—
Foreign currency translation	(947)	(195)	(106)
Net Change in Unrealized Appreciation/Depreciation	(14,661,098)	(4,645,205)	(6,164,401)
Net Gain (Loss)	(3,757,882)	(1,206,455)	(1,786,801)
Net Increase (Decrease)	$(3,863,511)	$(1,350,971)	$(1,876,497)

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Flexible Income		Global Infrastructure
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,366	$11,948	$1,428,092	$1,233,307	$631,992	$812,554
Net realized gain (loss)	(1,549)	1,731	195,884	(1,668,517)	2,497,127	2,317,011
Net change in unrealized appreciation/depreciation	—	—	(505,679)	2,946,470	1,142,913	(1,223,731)
Net Increase (Decrease)	7,817	13,679	1,118,297	2,511,260	4,272,032	1,905,834
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(2,982)	(3,673)	(790,731)	(837,953)	(586,125)	(542,666)
Class Y shares	(6,385)	(8,275)	(838,939)	(947,382)	(208,666)	(198,117)
Net realized gain
Class X shares	—	—	—	—	(1,282,100)	(992,833)
Class Y shares	—	—	—	—	(506,405)	(407,171)
Total Dividends and Distributions	(9,367)	(11,948)	(1,629,670)	(1,785,335)	(2,583,296)	(2,140,787)
Net decrease from transactions in shares of beneficial interest	(16,648,095)	(41,502,801)	(3,014,435)	(3,547,601)	(4,268,842)	(4,325,030)
Net Increase (Decrease)	(16,649,645)	(41,501,070)	(3,525,808)	(2,821,676)	(2,580,106)	(4,559,983)
Net Assets:
Beginning of period	100,285,133	141,786,203	27,459,106	30,280,782	30,725,463	35,285,446
End of Period	$83,635,488	$100,285,133	$23,933,298	$27,459,106	$28,145,357	$30,725,463
Accumulated Undistributed Net Investment Income (Loss)	$5,207	$5,298	$1,420,445	$1,525,185	$569,018	$777,511

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements

	Growth		Focus Growth
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(87,190)	$(9,738)	$(105,629)	$(83,180)
Net realized gain (loss)	4,219,867	1,103,912	10,903,216	7,234,097
Net change in unrealized appreciation/depreciation	(4,659,700)	4,868,370	(14,661,098)	14,442,368
Net Increase (Decrease)	(527,023)	5,962,544	(3,863,511)	21,593,285
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	—	—	—	(32,429)
Class Y shares	—	—	—	—
Net realized gain
Class X shares	—	—	—	—
Class Y shares	—	—	—	—
Total Dividends and Distributions	—	—	—	(32,429)
Net decrease from transactions in shares of beneficial interest	(6,566,694)	(6,326,474)	(18,076,585)	(17,590,923)
Net Increase (Decrease)	(7,093,717)	(363,930)	(21,940,096)	3,969,933
Net Assets:
Beginning of period	29,247,647	29,611,577	93,949,429	89,979,496
End of Period	$22,153,930	$29,247,647	$72,009,333	$93,949,429
Accumulated Undistributed Net Investment Income (Loss)	$(14,608)	$(20,717)	$(76,700)	$(100,200)

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Multi Cap Growth		Mid Cap Growth
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Operations:
Net investment income (loss)	$(144,516)	$(95,194)	$(89,696)	$87,901
Net realized gain	3,438,750	2,187,759	4,377,600	2,713,414
Net change in unrealized appreciation/depreciation	(4,645,205)	3,019,003	(6,164,401)	6,205,126
Net Increase (Decrease)	(1,350,971)	5,111,568	(1,876,497)	9,006,441
Dividends to Shareholders from:
Net investment income
Class X shares	—	—	(80,806)	(29,523)
Class Y shares	—	—	(15,788)	—
Total Dividends	—	—	(96,594)	(29,523)
Net decrease from transactions in shares of beneficial interest	(5,144,842)	(3,879,238)	(6,175,477)	(3,407,109)
Net Increase (Decrease)	(6,495,813)	1,232,330	(8,148,568)	5,569,809
Net Assets:
Beginning of period	23,288,158	22,055,828	35,146,811	29,577,002
End of Period	$16,792,345	$23,288,158	$26,998,243	$35,146,811
Accumulated Undistributed Net Investment Income (Loss)	$(16,009)	$(21,959)	$(1,052)	$61,897

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Flexible Income
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Class X Shares
Shares
Sold	4,856,704	5,757,479	110,334	53,531
Reinvestment of dividends and distributions	2,982	3,673	131,570	144,226
Redeemed	(9,733,428)	(14,103,994)	(411,857)	(439,460)
Net Decrease - Class X	(4,873,742)	(8,342,842)	(169,953)	(241,703)
Amount
Sold	$4,856,704	$5,757,479	$684,830	$328,959
Reinvestment of dividends and distributions	2,982	3,673	790,731	837,953
Redeemed	(9,733,428)	(14,103,994)	(2,540,228)	(2,707,210)
Net Decrease - Class X	$(4,873,742)	$(8,342,842)	$(1,064,667)	$(1,540,298)
Class Y Shares
Shares
Sold	39,958,406	22,638,817	163,930	142,135
Reinvestment of dividends and distributions	6,385	8,275	140,291	163,907
Redeemed	(51,739,144)	(55,807,051)	(616,688)	(623,896)
Net Decrease - Class Y	(11,774,353)	(33,159,959)	(312,467)	(317,854)
Amount
Sold	$39,958,406	$22,638,817	$999,654	$863,174
Reinvestment of dividends and distributions	6,385	8,275	838,939	947,382
Redeemed	(51,739,144)	(55,807,051)	(3,788,361)	(3,817,859)
Net Decrease - Class Y	$(11,774,353)	$(33,159,959)	$(1,949,768)	$(2,007,303)

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Global Infrastructure		Growth		Focus Growth
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Shares
Sold	15,921	11,492	11,561	2,702	17,128	43,098
Reinvestment of dividends and distributions	81,298	83,678	—	—	—	1,816
Redeemed	(215,273)	(222,273)	(94,806)	(123,516)	(594,979)	(684,557)
Net Decrease - Class X	(118,054)	(127,103)	(83,245)	(120,814)	(577,851)	(639,643)
Amount
Sold	$373,423	$252,287	$282,367	$52,085	$398,715	$869,653
Reinvestment of dividends and distributions	1,868,225	1,535,499	—	—	—	32,429
Redeemed	(5,010,940)	(4,746,483)	(2,307,685)	(2,488,117)	(13,778,514)	(13,127,780)
Net Decrease - Class X	$(2,769,292)	$(2,958,697)	$(2,025,318)	$(2,436,032)	$(13,379,799)	$(12,225,698)
Class Y Shares
Shares
Sold	24,755	14,004	38,570	38,641	86,759	28,751
Reinvestment of dividends and distributions	31,131	33,004	—	—	—	—
Redeemed	(120,310)	(107,162)	(228,632)	(235,362)	(293,107)	(310,572)
Net Decrease - Class Y	(64,424)	(60,154)	(190,062)	(196,721)	(206,348)	(281,821)
Amount
Sold	$573,294	$302,815	$898,899	$704,857	$1,966,965	$540,408
Reinvestment of dividends and distributions	715,071	605,288	—	—	—	—
Redeemed	(2,787,915)	(2,274,436)	(5,440,275)	(4,595,299)	(6,663,751)	(5,905,633)
Net Decrease - Class Y	$(1,499,550)	$(1,366,333)	$(4,541,376)	$(3,890,442)	$(4,696,786)	$(5,365,225)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements

	Multi Cap Growth		Mid Cap Growth
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Shares
Sold	5,172	8,366	6,721	11,847
Reinvestment of dividends and distributions	—	—	2,058	1,037
Redeemed	(100,005)	(126,854)	(111,467)	(124,390)
Net Decrease - Class X	(94,833)	(118,488)	(102,688)	(111,506)
Amount
Sold	$85,322	$116,813	$251,586	$368,371
Reinvestment of dividends and distributions	—	—	80,806	29,523
Redeemed	(1,677,230)	(1,717,896)	(4,082,760)	(3,677,621)
Net Decrease - Class X	$(1,591,908)	$(1,601,083)	$(3,750,368)	$(3,279,727)
Class Y Shares
Shares
Sold	39,117	48,202	93,013	78,762
Reinvestment of dividends and distributions	—	—	410	—
Redeemed	(256,631)	(216,786)	(162,679)	(82,285)
Net Decrease - Class Y	(217,514)	(168,584)	(69,256)	(3,523)
Amount
Sold	$636,747	$630,278	$3,378,268	$2,315,177
Reinvestment of dividends and distributions	—	—	15,788	—
Redeemed	(4,189,681)	(2,908,433)	(5,819,165)	(2,442,559)
Net Decrease - Class Y	$(3,552,934)	$(2,278,155)	$(2,425,109)	$(127,382)

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2011

1. Organization and Accounting Policies

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified (except Focus Growth is non-diversified, effective August 8, 2007), open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, which consists of seven separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Multi Cap Growth which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.

Flexible Income	Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective.

Global Infrastructure	Seeks both capital appreciation and current income.

Growth* (Formerly Capital Growth)	Seeks long-term capital growth.

Focus Growth	Seeks long-term capital growth.

Multi Cap Growth* (Formerly Capital Opportunities)	Seeks long-term capital growth.

Mid Cap Growth	Seeks long-term capital growth.

*  Name change effective April 29, 2011.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) swaps are marked-to-market daily based upon quotations from market makers; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (8) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

F. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

G. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2011.

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Money Market
Assets:
Repurchase Agreements	—	$44,075,000	—	$44,075,000
Commercial Paper	—	20,993,909	—	20,993,909
Certificates of Deposit	—	8,500,019	—	8,500,019
Floating Rate Notes	—	8,500,000	—	8,500,000
Tax-Exempt Instruments	—	3,000,000	—	3,000,000
Total Assets	—	$85,068,928	—	$85,068,928
Flexible Income
Assets:
Fixed Income Securities
Corporate Bonds	—	$15,739,723	$14,262	$15,753,985
Sovereign	—	2,534,128	—	2,534,128
Municipal Bonds	—	330,726	—	330,726
Agency Fixed Rate Mortgages	—	181,662	—	181,662
Asset-Backed Securities	—	649,979	—	649,979
U.S. Treasury Securities	—	1,856,913	—	1,856,913
Mortgages — Other	—	1,028,808	—	1,028,808
Collateralized Mortgage Obligations — Agency Collateral Series	—	37,973	—	37,973
Total Fixed Income Securities	—	22,359,912	14,262	22,374,174
Common Stocks
Communications Equipment	$1,683	—	—	1,683
Electric Utilities	237	—	—	237
Wireless Telecommunication Services	680	—	—	680
Total Common Stocks	2,600	—	—	2,600

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stock	—	$58,786	—	$58,786
Short-Term Investments
U.S. Treasury Security	—	149,995	—	149,995
Investment Company	$1,105,730	—	—	1,105,730
Total Short-Term Investments	1,105,730	149,995	—	1,255,725
Foreign Currency Exchange Contracts	—	1,492	—	1,492
Futures Contracts	2,710	—	—	2,710
Interest Rate Swap Agreements	—	309,326	—	309,326
Zero Coupon Swap Agreements	—	106,441	—	106,441
Total Assets	1,111,040	22,985,952	$14,262	24,111,254
Liabilities:
Foreign Currency Exchange Contracts	—	(4,614)	—	(4,614)
Futures Contracts	(29,406)	—	—	(29,406)
Interest Rate Swap Agreements	—	(289,718)	—	(289,718)
Zero Coupon Swap Agreements	—	(175,163)	—	(175,163)
Total Liabilities	(29,406)	(469,495)	—	(498,901)
Total	$1,081,634	$22,516,457	$14,262	$23,612,353
Global Infrastructure
Assets:
Common Stocks
Airports	$629,663	—	—	$629,663
Communications	3,941,388	—	—	3,941,388
Diversified	1,127,928	—	—	1,127,928
Oil & Gas Storage & Transportation	13,574,703	—	—	13,574,703
Ports	249,706	—	—	249,706
Toll Roads	1,984,360	—	—	1,984,360
Transmission & Distribution	4,713,286	—	—	4,713,286
Water	1,080,646	—	—	1,080,646
Total Common Stocks	27,301,680	—	—	27,301,680
Short-Term Investment — Investment Company	765,145	—	—	765,145
Total Assets	$28,066,825	—	—	$28,066,825

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Growth
Assets:
Common Stocks
Air Transport	$416,235	—	—	$416,235
Alternative Energy	704,981	—	—	704,981
Asset Management & Custodian	116,307	—	—	116,307
Biotechnology	317,266	—	—	317,266
Casinos & Gambling	323,210	—	—	323,210
Chemicals: Diversified	657,747	—	—	657,747
Commercial Finance & Mortgage Companies	378,119	—	—	378,119
Commercial Services	839,347	—	—	839,347
Communications Technology	915,755	—	—	915,755
Computer Services, Software & Systems	3,381,776	—	$899,721	4,281,497
Computer Technology	2,426,911	—	—	2,426,911
Consumer Lending	334,559	—	—	334,559
Diversified Financial Services	51,152	—	—	51,152
Diversified Media	723,187	—	—	723,187
Diversified Retail	2,976,069	—	—	2,976,069
Financial Data & Systems	361,966	—	—	361,966
Insurance: Multi-Line	60,691	—	—	60,691
Medical Equipment	833,881	—	—	833,881
Metals & Minerals: Diversified	245,124	—	—	245,124
Pharmaceuticals	1,091,972	—	—	1,091,972
Real Estate Investment Trusts (REIT)	769,248	—	—	769,248
Recreational Vehicles & Boats	737,293	—	—	737,293
Restaurants	731,829	—	—	731,829
Securities Brokerage & Services	244,815	—	—	244,815
Semiconductors & Components	525,113	—	—	525,113
Wholesale & International Trade	432,576	—	—	432,576
Total Common Stocks	20,597,129	—	899,721	21,496,850
Convertible Preferred Stock	—	—	296,480	296,480
Short-Term Investment — Investment Company	379,026	—	—	379,026
Total Assets	$20,976,155	—	$1,196,201	$22,172,356

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Focus Growth
Assets:
Common Stocks
Air Transport	$1,717,862	—	—	$1,717,862
Alternative Energy	2,079,078	—	—	2,079,078
Biotechnology	1,230,295	—	—	1,230,295
Chemicals: Diversified	2,797,685	—	—	2,797,685
Commercial Finance & Mortgage Companies	1,493,871	—	—	1,493,871
Commercial Services	1,399,829	—	—	1,399,829
Communications Technology	3,800,826	—	—	3,800,826
Computer Services, Software & Systems	12,575,110	—	$2,956,041	15,531,151
Computer Technology	9,381,424	—	—	9,381,424
Diversified Media	1,300,790	—	—	1,300,790
Diversified Retail	11,488,674	—	—	11,488,674
Financial Data & Systems	1,357,671	—	—	1,357,671
Medical Equipment	3,250,330	—	—	3,250,330
Metals & Minerals: Diversified	985,266	—	—	985,266
Pharmaceuticals	2,606,791	—	—	2,606,791
Real Estate Investment Trusts (REIT)	2,928,324	—	—	2,928,324
Recreational Vehicles & Boats	3,031,220	—	—	3,031,220
Semiconductors & Components	2,054,215	—	—	2,054,215
Wholesale & International Trade	1,695,991	—	—	1,695,991
Total Common Stocks	67,175,252	—	2,956,041	70,131,293
Convertible Preferred Stock	—	—	908,808	908,808
Short-Term Investment — Investment Company	1,101,134	—	—	1,101,134
Total Assets	$68,276,386	—	$3,864,849	$72,141,235
Multi Cap Growth
Assets:
Common Stocks
Air Transport	$318,464	—	—	$318,464
Alternative Energy	745,133	—	—	745,133
Asset Management & Custodian	264,664	—	—	264,664
Biotechnology	282,824	—	—	282,824
Chemicals: Diversified	481,451	—	—	481,451
Commercial Finance & Mortgage Companies	277,679	—	—	277,679
Commercial Services	869,874	—	—	869,874
Communications Technology	694,952	—	—	694,952

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Computer Services, Software & Systems	$2,445,789	—	$715,689	$3,161,478
Computer Technology	1,860,249	—	—	1,860,249
Diversified Retail	2,308,237	—	—	2,308,237
Financial Data & Systems	874,268	—	—	874,268
Health Care Services	501,368	—	—	501,368
Medical Equipment	619,044	—	—	619,044
Metals & Minerals: Diversified	413,101	—	—	413,101
Pharmaceuticals	491,076	—	—	491,076
Real Estate Investment Trusts (REIT)	563,010	—	—	563,010
Recreational Vehicles & Boats	550,674	—	—	550,674
Wholesale & International Trade	318,509	—	—	318,509
Total Common Stocks	14,880,366	—	715,689	15,596,055
Convertible Preferred Stocks	—	—	247,762	247,762
Short-Term Investment — Investment Company	969,287	—	—	969,287
Total Assets	$15,849,653	—	$963,451	$16,813,104
Mid Cap Growth
Assets:
Common Stocks
Air Transport	$544,604	—	—	$544,604
Alternative Energy	951,549	—	—	951,549
Asset Management & Custodian	172,685	—	—	172,685
Biotechnology	832,494	—	—	832,494
Cement	296,361	—	—	296,361
Chemicals: Diversified	670,341	—	—	670,341
Commercial Services	2,093,138	—	—	2,093,138
Communications Technology	1,423,240	—	—	1,423,240
Computer Services, Software & Systems	3,222,428	—	—	3,222,428
Computer Technology	807,801	—	—	807,801
Consumer Lending	421,684	—	—	421,684
Consumer Services: Miscellaneous	687,043	—	—	687,043
Cosmetics	250,987	—	—	250,987
Diversified Materials & Processing	444,448	—	—	444,448
Diversified Media	856,990	—	—	856,990
Diversified Retail	1,970,338	—	$627,131	2,597,469
Education Services	268,302	—	—	268,302
Electronic Entertainment	197,425	—	—	197,425
Financial Data & Systems	1,464,461	—	—	1,464,461

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Health Care Services	$643,712	—	—	$643,712
Medical & Dental Instruments & Supplies	356,932	—	—	356,932
Medical Equipment	1,037,605	—	—	1,037,605
Metals & Minerals: Diversified	386,104	—	—	386,104
Pharmaceuticals	1,473,150	—	—	1,473,150
Publishing	405,568	—	—	405,568
Recreational Vehicles & Boats	921,549	—	—	921,549
Restaurants	304,731	—	—	304,731
Scientific Instruments: Pollution Control	276,278	—	—	276,278
Semiconductors & Components	645,527	—	—	645,527
Shipping	286,238	—	—	286,238
Utilities: Electrical	475,775	—	—	475,775
Total Common Stocks	24,789,488	—	$627,131	25,416,619
Convertible Preferred Stocks	—	—	430,994	430,994
Preferred Stock	—	—	149,241	149,241
Short-Term Investment — Investment Company	1,001,688	—	—	1,001,688
Total Assets	$25,791,176	—	$1,207,366	$26,998,542

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2011, Global Infrastructure held a security that transferred from level 2 to level 1. This security was valued using other significant observable inputs at December 31, 2010 and was valued using an unadjusted quoted price at December 31, 2011. The value of the transfer was as follows:

GLOBAL INFRASTRUCTURE
$1,021,366

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Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Flexible Income	Growth		Focus Growth		Multi Cap Growth		Mid Cap Growth
	Corporate Bonds	Common Stock	Covertible Preferred Stock	Common Stock	Covertible Preferred Stock	Common Stock	Covertible Preferred Stock	Common Stock	Convertible Preferred Stock	Preferred Stock
Beginning Balance	$19,199	—	$163,260	$1,747,698	$500,445	—	$120,792	$261,913	$168,168	—
Purchases	—	$733,162	—	—	—	$583,198	28,403	—	125,597	$247,193
Sales	—	—	—	—	—	—	—	—	—	—
Amortization of discount	(3,682)	—	—	—	—	—	—	—	—	—
Transfers in	—	—	—	—	—	—	—	—	—	—
Transfers out	—	—	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)	(732)	166,559	133,220	1,208,343	408,363	132,491	98,567	365,218	137,229	(97,952)
Realized gains (losses)	(523)	—	—	—	—	—	—	—	—	—
Ending Balance	$14,262	$899,721	$296,480	$2,956,041	$908,808	$715,689	$247,762	$627,131	$430,994	$149,241
Net change in unrealized appreciation/ depreciation from investments still held as of December 31, 2011.	$(732)	$166,559	$133,220	$1,208,343	$408,363	$132,491	$98,567	$365,218	$137,229	$(97,952)

3. Derivatives

Certain Portfolios used derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio

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investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, certain Portfolios used cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or (loss). A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

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Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how

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and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2011.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITIES DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Flexible Income	Interest Rate	Variation margin	$2,710	†	Variation margin	$(29,406)†
	Risk	Unrealized appreciation on open swap agreements	415,767		Unrealized depreciation on open swap agreements	(464,881)
	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	1,492		Unrealized depreciation on open foreign currency exchange contracts	(4,614)
			$419,969			$(498,901)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure of the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2011 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Flexible Income	Interest Rate Risk	$(219,494)	$(323,761)	—
	Currency Risk	—	—	$4,388
	Total	$(219,494)	$(323,761)	$4,388

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Flexible Income	Interest Rate Risk	$(47,954)	$201,665	—
	Currency Risk	—	—	$(3,218)
	Total	$(47,954)	$201,665	$(3,218)

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For the year ended December 31, 2011, Flexible Income Portfolio's average monthly original value of futures contracts was $8,220,009, the average monthly notional value of swap agreements was $30,787,109 and the average monthly principal amount of foreign currency exchange contracts was $1,036,344.

4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Advisers, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Flexible Income — 0.32%.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide Global Infrastructure Portfolio with investment advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from Global Infrastructure Portfolio.

Growth — 0.50% to the portion of the daily net assets not exceeding $1 billion; 0.45% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.35% to the portion of the daily net assets in excess of $3 billion.

Focus Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of

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the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

Multi Cap Growth — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion.

Mid Cap Growth — 0.42% to the portion of the daily net assets not exceeding $500 million; and 0.395% to the portion of the daily net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to each Portfolio's daily net assets.

Under a Sub-Administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Adviser and Administrator have agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2011, the Distributor waived $159,603, the Adviser waived $343,281 and the Administrator waived $5,826. These fee waivers and/or expense reimbursements will continue for one year or until such time that the Board of Trustees acts to discontinue such waivers and/or expense reimbursements when it deems such action is appropriate.

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6. Security Transactions/Transactions with Affiliates and Interfund Transactions

For the year ended December 31, 2011, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES	PURCHASES	SALES
Flexible Income	$12,208,620	$14,340,140	$3,876,160	$6,282,881
Global Infrastructure	—	—	10,264,380	16,585,403
Growth	—	—	7,441,313	13,930,076
Focus Growth	—	—	26,976,256	41,955,989
Multi Cap Growth	—	—	5,428,004	11,232,513
Mid Cap Growth	—	—	10,815,883	17,711,747

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Fund due to its investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2010	PURCHASED AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2011
Flexible Income	$205,676	$12,685,027	$11,784,973	$751	$1,105,730
Global Infrastructure	510,304	8,970,598	8,715,757	494	765,145
Growth	567,179	9,008,672	9,196,825	867	379,026
Focus Growth	4,357,343	31,189,205	34,445,414	3,332	1,101,134
Multi Cap Growth	489,005	8,628,241	8,147,959	782	969,287
Mid Cap Growth	516,425	13,185,735	12,700,472	1,143	1,001,688

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

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Income distributions are included in "interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	ADVISORY FEE REDUCTION
Flexible Income	$661
Global Infrastructure	461
Growth	777
Focus Growth	3,233
Multi Cap Growth	696
Mid Cap Growth	1,039

The following Portfolio had transactions in Hartford Financial Services Group, Inc., an affiliate of the Fund:

PORTFOLIO	VALUE DECEMBER 31, 2010	PURCHASES AT COST	SALES	INTEREST INCOME	VALUE DECEMBER 31, 2011
Flexible Income	$60,974	—	—	$3,532	$60,996

The following Portfolios had transactions with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed to be affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for the year ended December 31, 2011:

PORTFOLIO	VALUE DECEMBER 31, 2010	PURCHASES AT COST	SALES	NET REALIZED GAIN	DIVIDEND/ INTEREST INCOME	VALUE DECEMBER 31, 2011
Flexible Income	$230,846	—	$126,664	$26,420	$9,130	$100,193
Growth	—	$60,157	—	—	23	61,145

The following Portfolios had transactions with other Morgan Stanley funds for the year ended December 31, 2011:

PORTFOLIO	PURCHASES AT COST	SALES	REALIZED GAIN/(LOSS)
Focus Growth	—	$747,756	$(58,726)
Growth	$413,133	413,780	79,283
Mid Cap Growth	113,927	581,317	228,851

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For the year ended December 31, 2011, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the each Portfolio:

GLOBAL INFRASTRUCTURE	FOCUS GROWTH	MULTI CAP GROWTH	MID CAP GROWTH
$274	$2,371	$493	$123

For the year ended December 31, 2011, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	FOCUS GROWTH	GROWTH	MULTI CAP GROWTH	MID CAP GROWTH
$3,611	$1,105	$13	$51	$37

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

7. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolio's are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

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The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Certain Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

8. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "interest expense" and penalties in "other expenses" in the Statement of Operations. The Portfolios file tax

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returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

	2011 DISTRIBUTIONS PAID FROM:		2010 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$9,367	—	$11,764	$184
Flexible Income	1,629,670	—	1,785,335	—
Global Infrastructure	794,791	$1,788,505	1,004,960	1,135,827
Focus Growth	—	—	32,429	—
Mid Cap Growth	96,594	—	29,523	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, net operating losses, partnership basis adjustments and certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2011:

PORTFOLIO	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(90)	$90	—
Flexible Income	96,838	5,822,272	$(5,919,110)
Global Infrastructure	(45,694)	45,694	—
Growth	93,299	(7,955)	(85,344)
Focus Growth	129,129	(26,895)	(102,234)
Multi Cap Growth	150,466	(4,387)	(146,079)
Mid Cap Growth	123,341	3,892	(127,233)

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At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$6,883	—
Flexible Income	1,428,996	—
Global Infrastructure	1,127,851	$1,997,601
Growth	—	996,287
Focus Growth	—	2,406,744
Multi Cap Growth	—	1,147,535
Mid Cap Growth	—	1,976,981

At December 31, 2011, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

PORTFOLIO	COST	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$85,068,928	—	—	—
Flexible Income	23,271,061	$3,069,200	$(2,648,976)	$420,224
Global Infrastructure	23,603,090	4,880,474	(416,739)	4,463,735
Growth	18,846,958	5,989,420	(2,664,022)	3,325,398
Focus Growth	63,317,140	20,351,417	(11,527,322)	8,824,095
Multi Cap Growth	14,057,374	4,477,792	(1,722,062)	2,755,730
Mid Cap Growth	27,187,212	3,795,930	(3,984,600)	(188,670)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the following Portfolio had available for Federal income tax purposes unused short term capital losses that will not expire:

PORTFOLIO	SHORT TERM LOSSES NO EXPIRATION
Money Market	$1,530

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In addition, the following Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations which will expire on the indicated dates:

	AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2012	2013	2014	2016	2017	2018	TOTAL
Flexible Income	$1,199	$562	$938	$4,961	$6,610	$2,202	$16,472

During the year ended December 31, 2011, the following Portfolio expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Flexible Income	$5,919,110

During the year ended December 31, 2011, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Flexible Income	$241,980
Growth	3,205,346
Focus Growth	8,478,656
Multi Cap Growth	2,262,631
Mid Cap Growth	2,331,608

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

9. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statements of Operations.

10. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

Morgan Stanley Select Dimensions Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS		TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET
CLASS X SHARES
2007	^	$1.00	$0.050		—		$0.050		$(0.050)		—		$(0.050)
2008	^	1.00	0.020		—		0.020		(0.020)		—		(0.020)
2009	^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
2010	^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
2011		1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
CLASS Y SHARES
2007	^	1.00	0.050		—		0.050		(0.050)		—		(0.050)
2008	^	1.00	0.020		—		0.020		(0.020)		—		(0.020)
2009	^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
2010	^	1.00	0.000	(d)	—		0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
2011		1.00	0.000	(d)	(0.000	)(d)	0.000	(d)	(0.000	)(d)	—		(0.000	)(d)
FLEXIBLE INCOME CLASS X SHARES
2007	^	7.30	0.48		$(0.21)		0.27		(0.44)		$(0.01	)(h)	(0.45)
2008	^	7.12	0.41		(1.93)		(1.52)		(0.14)		—		(0.14)
2009	^	5.46	0.32		0.73		1.05		(0.43)		—		(0.43)
2010	^	6.08	0.27		0.25		0.52		(0.39)		—		(0.39)
2011		6.21	0.35		(0.08)		0.27		(0.41)		—		(0.41)
CLASS Y SHARES
2007	^	7.27	0.46		(0.20)		0.26		(0.42)		(0.01	)(h)	(0.43)
2008	^	7.10	0.39		(1.93)		(1.54)		(0.13)		—		(0.13)
2009	^	5.43	0.31		0.72		1.03		(0.42)		—		(0.42)
2010	^	6.04	0.25		0.26		0.51		(0.38)		—		(0.38)
2011		6.17	0.33		(0.07)		0.26		(0.40)		—		(0.40)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET
CLASS X SHARES
2007	^	$1.00	4.93%	$38,036	0.58%		4.79%		—		N/A
2008	^	1.00	2.38	42,190	0.58		2.34		—		N/A
2009	^	1.00	0.03	40,771	0.39	(e)(f)	0.03	(e)(f)	—		N/A
2010	^	1.00	0.01	32,429	0.30	(f)	0.01	(f)	—		N/A
2011		1.00	0.01	27,555	0.23	(f)	0.01	(f)	—		N/A
CLASS Y SHARES
2007	^	1.00	4.67	84,724	0.83		4.54		—		N/A
2008	^	1.00	2.13	173,595	0.83		1.91		—		N/A
2009	^	1.00	0.01	101,015	0.40	(e)(f)	0.02	(e)(f)	—		N/A
2010	^	1.00	0.01	67,856	0.30	(f)	0.01	(f)	—		N/A
2011		1.00	0.01	56,081	0.23	(f)	0.01	(f)	—		N/A
FLEXIBLE INCOME CLASS X SHARES
2007	^	7.12	3.89	24,135	0.61		6.62		—		51%
2008	^	5.46	(21.62)	14,743	0.67	(i)	6.48	(i)	0.01%		73
2009	^	6.08	19.77	13,924	0.92	(i)	5.58	(i)	0.01		165
2010	^	6.21	9.08	12,719	0.90	(i)	4.38	(i)	0.00	(g)	91
2011		6.07	4.48	11,405	1.07	(i)	5.71	(i)	0.00	(g)	65
CLASS Y SHARES
2007	^	7.10	3.64	25,381	0.86		6.37		—		51
2008	^	5.43	(21.89)	15,658	0.92	(i)	6.23	(i)	0.01		73
2009	^	6.04	19.45	16,357	1.17	(i)	5.33	(i)	0.01		165
2010	^	6.17	8.85	14,740	1.15	(i)	4.13	(i)	0.00	(g)	91
2011		6.03	4.20	12,529	1.32	(i)	5.46	(i)	0.00	(g)	65

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
GLOBAL INFRASTRUCTURE
CLASS X SHARES
2007	^	$25.29	$0.51	$4.49	$5.00	$(0.52)		—	$(0.52)
2008	^	29.77	0.58	(10.37)	(9.79)	(0.15)		—	(0.15)
2009	^	19.83	0.54	3.00	3.54	(0.69)		—	(0.69)
2010	^	22.68	0.56	0.72	1.28	(0.53)		$(0.98)	(1.51)
2011		22.45	0.52	2.95	3.47	(0.69)		(1.51)	(2.20)
CLASS Y SHARES
2007	^	25.27	0.45	4.48	4.93	(0.45)		—	(0.45)
2008	^	29.75	0.52	(10.36)	(9.84)	(0.13)		—	(0.13)
2009	^	19.78	0.49	3.00	3.49	(0.64)		—	(0.64)
2010	^	22.63	0.51	0.71	1.22	(0.47)		(0.98)	(1.45)
2011		22.40	0.46	2.95	3.41	(0.62)		(1.51)	(2.13)
GROWTH
CLASS X SHARES
2007	^	18.20	0.08	3.91	3.99	—		—	—
2008	^	22.19	(0.04)	(10.74)	(10.78)	(0.06)		—	(0.06)
2009	^	11.35	0.02	7.49	7.51	—		—	—
2010	^	18.86	0.02	4.45	4.47	—		—	—
2011		23.33	(0.04)	(0.75)	(0.79)	—		—	—
CLASS Y SHARES
2007	^	17.97	0.03	3.86	3.89	—		—	—
2008	^	21.86	(0.08)	(10.59)	(10.67)	(0.00	)(j)	—	(0.00	)(j)
2009	^	11.19	(0.02)	7.37	7.35	—		—	—
2010	^	18.54	(0.03)	4.36	4.33	—		—	—
2011		22.87	(0.10)	(0.72)	(0.82)	—		—	—

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
GLOBAL INFRASTRUCTURE
CLASS X SHARES
2007	^	$29.77	19.86%	$48,582	0.75%		1.83%		—		8%
2008	^	19.83	(33.02)	26,297	0.84	(i)	2.28	(i)	0.00	%(g)	77
2009	^	22.68	18.47	24,953	1.42	(i)	2.75	(i)	0.00	(g)	279
2010	^	22.45	7.13	21,843	0.93	(i)	2.66	(i)	0.00	(g)	148
2011		23.72	15.81	20,282	1.10	(i)	2.26	(i)	0.00	(g)	36
CLASS Y SHARES
2007	^	29.75	19.59	18,763	1.00		1.58		—		8
2008	^	19.78	(33.19)	10,886	1.09	(i)	2.03	(i)	0.00	(g)	77
2009	^	22.63	18.18	10,332	1.67	(i)	2.50	(i)	0.00	(g)	279
2010	^	22.40	6.81	8,883	1.18	(i)	2.41	(i)	0.00	(g)	148
2011		23.68	15.56	7,863	1.35	(i)	2.01	(i)	0.00	(g)	36
GROWTH
CLASS X SHARES
2007	^	22.19	21.92	21,863	0.70		0.38		—		55
2008	^	11.35	(48.70)	8,621	0.81	(i)	(0.21	)(i)	0.00	(g)	42
2009	^	18.86	66.17	11,748	0.91	(i)	0.11	(i)	0.00	(g)	19
2010	^	23.33	23.70	11,710	0.89	(i)	0.11	(i)	0.00	(g)	33
2011		22.54	(3.39)	9,439	0.94	(i)	(0.19	)(i)	0.00	(g)	29
CLASS Y SHARES
2007	^	21.86	21.58	27,644	0.95		0.13		—		55
2008	^	11.19	(48.81)	12,953	1.06	(i)	(0.46	)(i)	0.00	(g)	42
2009	^	18.54	65.68	17,864	1.16	(i)	(0.14	)(i)	0.00	(g)	19
2010	^	22.87	23.35	17,537	1.14	(i)	(0.14	)(i)	0.00	(g)	33
2011		22.05	(3.59)	12,715	1.19	(i)	(0.44	)(i)	0.00	(g)	29

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
FOCUS GROWTH
CLASS X SHARES
2007	^	$17.25	$0.08	$3.85	$3.93	—	—	—
2008	^	21.18	(0.03)	(10.83)	(10.86)	$(0.07)	—	$(0.07)
2009	^	10.25	0.01	7.35	7.36	(0.02)	—	(0.02)
2010	^	17.59	(0.01)	4.83	4.82	(0.01)	—	(0.01)
2011		22.40	(0.01)	(1.28)	(1.29)	—	—	—
CLASS Y SHARES
2007	^	17.12	0.04	3.81	3.85	—	—	—
2008	^	20.97	(0.08)	(10.73)	(10.81)	(0.01)	—	(0.01)
2009	^	10.15	(0.02)	7.27	7.25	—	—	—
2010	^	17.40	(0.05)	4.77	4.72	—	—	—
2011		22.12	(0.07)	(1.26)	(1.33)	—	—	—
MULTI CAP GROWTH
CLASS X SHARES
2007	^	12.62	0.04	2.41	2.45	—	—	—
2008	^	15.07	(0.05)	(7.34)	(7.39)	—	—	—
2009	^	7.68	(0.02)	5.38	5.36	—	—	—
2010	^	13.04	(0.04)	3.56	3.52	—	—	—
2011		16.56	(0.09)	(1.18)	(1.27)	—	—	—
CLASS Y SHARES
2007	^	12.42	0.00	2.37	2.37	—	—	—
2008	^	14.79	(0.08)	(7.19)	(7.27)	—	—	—
2009	^	7.52	(0.05)	5.26	5.21	—	—	—
2010	^	12.73	(0.07)	3.47	3.40	—	—	—
2011		16.13	(0.13)	(1.15)	(1.28)	—	—	—

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
FOCUS GROWTH
CLASS X SHARES
2007	^	$21.18	22.78%	$125,826	0.72%		0.44%		—		48%
2008	^	10.25	(51.43)	48,722	0.70	(i)	(0.19	)(i)	0.01%		31
2009	^	17.59	71.83	67,932	0.77	(i)	0.10	(i)	0.00	(g)	11
2010	^	22.40	27.41	72,166	0.75	(i)	(0.04	)(i)	0.00	(g)	44
2011		21.11	(5.76)	55,818	0.76	(i)	(0.07	)(i)	0.00	(g)	32
CLASS Y SHARES
2007	^	20.97	22.49	38,526	0.97		0.19		—		48
2008	^	10.15	(51.57)	14,206	0.95	(i)	(0.44	)(i)	0.01		31
2009	^	17.40	71.43	22,047	1.02	(i)	(0.15	)(i)	0.00	(g)	11
2010	^	22.12	27.07	21,783	1.00	(i)	(0.29	)(i)	0.00	(g)	44
2011		20.79	(5.97)	16,191	1.01	(i)	(0.32	)(i)	0.00	(g)	32
MULTI CAP GROWTH
CLASS X SHARES
2007	^	15.07	19.32	17,108	0.94		0.26		—		57
2008	^	7.68	(49.04)	6,744	1.04	(i)	(0.37	)(i)	0.00	(g)	33
2009	^	13.04	69.79	9,601	1.23	(i)	(0.24	)(i)	0.00	(g)	23
2010	^	16.56	26.99	10,230	1.08	(i)	(0.31	)(i)	0.00	(g)	27
2011		15.29	(7.67)	7,995	1.17	(i)	(0.57	)(i)	0.00	(g)	27
CLASS Y SHARES
2007	^	14.79	19.08	18,362	1.19		0.01		—		57
2008	^	7.52	(49.15)	8,571	1.29	(i)	(0.62	)(i)	0.00	(g)	33
2009	^	12.73	69.28	12,455	1.48	(i)	(0.49	)(i)	0.00	(g)	23
2010	^	16.13	26.71	13,058	1.33	(i)	(0.56	)(i)	0.00	(g)	27
2011		14.85	(7.94)	8,797	1.42	(i)	(0.82	)(i)	0.00	(g)	27

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MID CAP GROWTH
CLASS X SHARES
2007	^	$26.28	$0.16	$5.87	$6.03	$(0.12)	—	$(0.12)
2008	^	32.19	(0.05)	(15.34)	(15.39)	(0.19)	—	(0.19)
2009	^	16.61	0.03	10.01	10.04	—	—	—
2010	^	26.65	0.10	8.63	8.73	(0.04)	—	(0.04)
2011		35.34	(0.07)	(2.37)	(2.44)	(0.13)	—	(0.13)
CLASS Y SHARES
2007	^	25.86	0.09	5.76	5.85	(0.04)	—	(0.04)
2008	^	31.67	(0.11)	(15.10)	(15.21)	(0.12)	—	(0.12)
2009	^	16.34	(0.03)	9.84	9.81	—	—	—
2010	^	26.15	0.03	8.46	8.49	—	—	—
2011		34.64	(0.16)	(2.32)	(2.48)	(0.05)	—	(0.05)

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (a)  The per share amounts were computed using an average number of shares outstanding during the period.

  (b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these charges, the total returns would be lower.

  (c)  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

  (d)  Amount is less than $0.001.

  (e)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.03% for the year ended 2009.

  (f)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2011
Class X	0.61%	(0.37)%
Class Y	0.86	(0.62)
December 31, 2010
Class X	0.59	(0.29)
Class Y	0.84	(0.54)
December 31, 2009
Class X	0.59	(0.17)
Class Y	0.84	(0.42)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MID CAP GROWTH
CLASS X SHARES
2007	^	$32.19	22.94%	$38,069	0.67%		0.54%		—		78%
2008	^	16.61	(48.06)	16,023	0.74	(i)	(0.19	)(i)	0.01%		43
2009	^	26.65	60.45	21,310	0.84	(i)	0.12	(i)	0.00	(g)	36
2010	^	35.34	32.79	24,319	0.79	(i)	0.36	(i)	0.00	(g)	44
2011		32.77	(6.97)	19,186	0.81	(i)	(0.19	)(i)	0.00	(g)	33
CLASS Y SHARES
2007	^	31.67	22.65	12,788	0.92		0.29		—		78
2008	^	16.34	(48.20)	5,469	0.99	(i)	(0.44	)(i)	0.01		43
2009	^	26.15	60.04	8,267	1.09	(i)	(0.13	)(i)	0.00	(g)	36
2010	^	34.64	32.47	10,828	1.04	(i)	0.11	(i)	0.00	(g)	44
2011		32.11	(7.18)	7,812	1.06	(i)	(0.44	)(i)	0.00	(g)	33

(g)  Amount is less than 0.005%.

  (h)  Distribution from paid-in-capital.

  (i)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (j)  Includes dividends of less than $0.001.

Morgan Stanley Select Dimensions Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Select Dimensions Investment Series:

We have audited the accompanying statements of assets and liabilities of Money Market Portfolio, Flexible Income Portfolio, Global Infrastructure Portfolio, Growth Portfolio, Focus Growth Portfolio, Multi Cap Growth Portfolio, and Mid Cap Growth Portfolio (the "Portfolios") (seven of the portfolios comprising Morgan Stanley Select Dimensions Investment Series), including the portfolios of investments, as of December 31, 2011, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2010 and the financial highlights for the four years ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We are not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios constituting Morgan Stanley Select Dimensions Investment Series as of December 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the joint staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Select Dimensions Investment Series

Federal Tax Notice ■ December 31, 2011 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2011. For corporate shareholders, the following percentages of dividends paid by each of the applicable Portfolios qualified for the dividends received deduction.

FUND	DIVIDENDS RECEIVED DEDUCTION %
Global Infrastructure Portfolio	33.33%
Mid Cap Growth Portfolio	100.00%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

FUND	AMOUNT
Global Infrastructure Portfolio	$1,788,505

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2011.

The Global Infrastructure Portfolio intends to pass through foreign tax credits of $75,930 and has derived income from sources within foreign countries amounting to $780,812.

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Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Arthur Lev President and Principal Executive Officer

Mary Ann Picciotto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Principal Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Custodian
Morgan Stanley Services Company Inc. P.O. Box 219886 Kansas City, Missouri 64121	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Counsel to the Independent Trustees	Investment Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036

Sub-Adviser (Global Infrastructure)
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA England

Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40474

SELDIMANN
IU12-00264P-Y12/11

Item 2.    Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.    Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.    Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2011

	Registrant			Covered Entities(1)
Audit Fees		$129,150		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$26,873	(3)	$89,626	(4)
All Other Fees	$			$1,133,094
Total Non-Audit Fees		$26,873		$1,222,720

Total		$156,023		$1,222,720

2010

	Registrant			Covered Entities(1)
Audit Fees		$143,500		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,501,000	(2)
Tax Fees		$31,596	(3)	$1,350,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$31,596		$7,851,000

Total		$175,096		$7,851,000

N/A- Not applicable, as not required by Item 4.

(1)     Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)     Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)     Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)     Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)     All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)       Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)            Not applicable.

(g)           See table above.

(h)           The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.    Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.    Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9.    Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 15, 2012